                                               THE OAKMARK FUND

                                               THE OAKMARK
                                               SELECT FUND

                                               THE OAKMARK SMALL
                                               CAP FUND

                                               THE OAKMARK EQUITY
                                               AND INCOME FUND

                                               THE OAKMARK
                                               GLOBAL FUND

                                               THE OAKMARK
                                               INTERNATIONAL FUND

                                               THE OAKMARK
                                               INTERNATIONAL SMALL
                                               CAP FUND



                              THIRD QUARTER REPORT

                                 JUNE 30, 2000




MANAGED BY HARRIS ASSOCIATES L.P.             [LOGO] OAKMARK FAMILY OF FUNDS

THE OAKMARK FAMILY OF FUNDS

2000 THIRD QUARTER REPORT
-------------------------------------------------------------------------------

LETTERS FROM THE CHAIRMAN AND PRESIDENT.................................... 1

THE OAKMARK FAMILY OF FUNDS SUMMARY ....................................... 2

THE OAKMARK FUND
   Letter from the Portfolio Manager ...................................... 4
   Schedule of Investments ................................................ 6

THE OAKMARK SELECT FUND
   Letter from the Portfolio Manager ...................................... 9
   Schedule of Investments ................................................11

THE OAKMARK SMALL CAP FUND
   Letter from the Portfolio Managers .....................................13
   Schedule of Investments ................................................15

THE OAKMARK EQUITY AND INCOME FUND
   Letter from the Portfolio Manager ......................................18
   Schedule of Investments ................................................20

THE OAKMARK GLOBAL FUND
   Letter from the Portfolio Managers .....................................23
   Global Diversification Chart ...........................................25
   Schedule of Investments ................................................26

THE OAKMARK INTERNATIONAL FUND
   Letter from the Portfolio Managers .....................................29
   International Diversification Chart ....................................31
   Schedule of Investments ................................................32

THE OAKMARK INTERNATIONAL SMALL CAP FUND
   Letter from the Portfolio Managers .....................................37
   International Diversification Chart ....................................39
   Schedule of Investments ................................................40

TRUSTEES AND OFFICERS .....................................................45

FOR MORE INFORMATION

Access our web site at www.oakmark.com to obtain a prospectus, an application or periodic reports, or call 1-800-OAKMARK (1-800-625-6275) or (617) 578-1329.


WEB SITE AND 24-HOUR NET ASSET VALUE HOTLINE

Access our web site at www.oakmark.com to obtain the current net asset value of a fund, or call 1-800-GROWOAK (1-800-476-9625).

TO COMMENT ON SHAREHOLDER SERVICES

E-mail us at ServiceComments@oakmark.com.

LETTER FROM THE CHAIRMAN AND PRESIDENT
--------------------------------------------------------------------------------
DEAR FELLOW
SHAREHOLDERS,

We are pleased to present the Third-Quarter Report for The Oakmark Family of Funds. Value investors received an increasing amount of attention in the past quarter. There was a significant correction in the market, especially in the NASDAQ, as investors became disenchanted with the technology sector. From its peak on March 10 through June 30 the NASDAQ lost 21.4%, while we saw

[PHOTO]

positive advances in all of our funds during this same period. We are encouraged by the fact that investors have begun to reconsider so-called "old economy" stocks--an indication that our long-term value style will be rewarded.

During the quarter, some of our stocks experienced takeovers at considerable premiums, and the comparative valuations of many of the other stocks on our buy list remain very attractive. This strengthens our conviction that we have seen a turn in value. We are pleased with the relative performance of each of the Funds in our family. Our international funds had an especially solid quarter, as our managers used global volatility as an opportunity to pick up great companies at attractive prices. Please see details from the portfolio managers in the letters that follow.

As you may know, we have added Clyde McGregor as portfolio manager to The Oakmark Small Cap Fund. Clyde has been with Harris Associates for close to 20 years, and has expertly guided The Oakmark Equity and Income Fund since its inception in November 1995. We're pleased he can extend his stock-picking expertise to the Small Cap Fund. Steve Reid, who managed the Fund since its inception, has been on an extended leave of absence and has stepped down from management of the Fund.

In mid-June, our parent company, Nvest L. P., entered into an agreement to be acquired by CDC Asset Management, the investment management arm of France's Caisse des Depots Group, a major diversified financial institution. We expect to retain our investment independence and operating autonomy. Thus, this will not affect our investment management activities or the daily operations of the Funds. We believe this new relationship is a very positive development for our parent company and may provide us with additional resources for the distribution of our investment products.

When visiting our web site at www.oakmark.com, you'll notice important changes to content and navigation. Investors can look up account balances and transactions in a secure environment, read portfolio manager commentary and fund updates, and view timely news information and market analysis. In the very near future, sometime in August, you will be able to purchase shares, order duplicate statements and change your address on-line. Going forward, we will continue to take steps toward providing important and timely information through our web site.

We appreciate your continued investment in The Oakmark Family of Funds.

/s/Victor Morgenstern

VICTOR MORGENSTERN
CHAIRMAN


/s/Robert M. Levy

ROBERT M. LEVY
PRESIDENT


July 5, 2000


[LOGO]
OAKMARK FAMILY OF FUNDS

THE OAKMARK FAMILY OF FUNDS

SUMMARY INFORMATION
-----------------------------------------------------------------------------------------------------------------------
PERFORMANCE FOR PERIOD               THE OAKMARK                 THE OAKMARK                       THE OAKMARK
ENDED                                   FUND                       SELECT                           SMALL CAP
JUNE 30, 2000                                                       FUND                              FUND
-----------------------------------------------------------------------------------------------------------------------
3 MONTHS                                  2.6%                           (5.2%)                          (0.3%)
-----------------------------------------------------------------------------------------------------------------------
6 MONTHS                                 (6.6%)                           3.3%                           (1.8%)
-----------------------------------------------------------------------------------------------------------------------
1 YEAR                                  (24.7%)                          (0.6%)                         (12.5%)
-----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
RETURN FOR:

3 YEAR                                   (1.4%)                          19.7%                           (3.4%)
-----------------------------------------------------------------------------------------------------------------------
5 YEAR                                    9.1%                            N/A                             N/A
-----------------------------------------------------------------------------------------------------------------------
SINCE INCEPTION                          19.0%                           27.4%                           10.5%
-----------------------------------------------------------------------------------------------------------------------
Value of $10,000                      $46,950                         $24,324                         $15,926
from inception date                   (8/5/91)                       (11/1/96)                       (11/1/95)
-----------------------------------------------------------------------------------------------------------------------
TOP FIVE HOLDINGS             Fortune Brands, Inc.  3.9%    Washington                      Catellus Development
AS OF JUNE 30, 2000                                            Mutual, Inc.       14.3%        Corporation         6.2%
                              Nabisco Holdings              Toys 'R' Us, Inc.      8.6%     ITT Educational
                                 Corporation        3.8%    The Reynolds &                     Services, Inc.      6.0%
                              Washington                       Reynolds Company    7.5%     Ugly Duckling
                                 Mutual, Inc.       3.7%    USG Corporation        7.2%        Corporation         5.6%
COMPANY AND % OF TOTAL        Brunswick                     The Dun & Bradstreet            Micron
NET ASSETS                       Corporation        3.3%       Corporation         5.9%        Electronics, Inc.   4.7%
                              ACNielsen                                                     National Data
                                 Corporation        3.2%                                       Corporation         4.6%
-----------------------------------------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES           Other Consumer                Banks & Thrifts       14.6%     Real Estate           11.7%
AS OF JUNE 30, 2000             Goods & Services   17.4%    Retail                13.4%     Banks & Thrifts        8.6%
                              Food & Beverage       7.7%    Information                     Insurance              7.8%
INDUSTRIES AND % of Total     Information Services  7.6%      Services            11.0%     Food & Beverage        7.0%
  Net Assets                  Retail                6.2%    Computer Services      8.9%     Educational Services   6.0%
                              Household Products    6.0%    Computer Software      7.5%
-----------------------------------------------------------------------------------------------------------------------



2     THE OAKMARK FAMILY OF FUNDS

----------------------------------------------------------------------------------------------------------------------------
       THE OAKMARK                       THE OAKMARK                     THE OAKMARK                    THE OAKMARK
        EQUITY AND                          GLOBAL                      INTERNATIONAL                  INTERNATIONAL
       INCOME FUND                           FUND                           FUND                      SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------------------
          (0.2%)                             3.2%                           7.1%                           0.9%
----------------------------------------------------------------------------------------------------------------------------
           4.2%                              4.09%                          6.9%                          (4.1%)
----------------------------------------------------------------------------------------------------------------------------
           2.3%                               N/A                           8.3%                           1.4%
----------------------------------------------------------------------------------------------------------------------------
          12.0%                               N/A                           7.1%                           5.6%
----------------------------------------------------------------------------------------------------------------------------
           N/A                                N/A                           13.5%                           N/A
----------------------------------------------------------------------------------------------------------------------------
          14.6%                               N/A                           14.1%                          9.9%
----------------------------------------------------------------------------------------------------------------------------
         $18,886                            $10,381                        $27,856                        $15,529
        (11/1/95)                          (8/4/99)                       (9/30/92)                      (11/1/95)
----------------------------------------------------------------------------------------------------------------------------
Alamo Group Inc.        4.8%      Ceridian                        Diageo plc              4.9%    Fletcher Challenge
Citizens                            Corporation           5.4%      Somerfield plc        4.6%      Building           4.8%
  Communications                  ITT Educational                 Tomkins plc             4.1%    GFI Industries SA    4.8%
  Company               4.3%        Services, Inc.        5.2%    Hunter                          Hite Brewery         4.7%
The Reynolds &                    Somerfield plc          5.0%      Douglas N.V.          4.1%    JCG Holdings Ltd.    4.7%
  Reynolds Company      4.3%                                      Banco                           Krones AG            4.7%
Catellus Development              The Reynolds &                    Latinoamericano
  Corporation           4.1%        Reynolds Company      4.9%      de Exportaciones,
Ceridian                          House of Fraser Plc     4.5%    S.A.                    3.9%
  Corporation           3.8%
----------------------------------------------------------------------------------------------------------------------------
U.S. Government                   Retail                 15.9%     Banks & Thrifts       19.2%   Production
  Notes                25.7%      Information                      Other Industrial                 Equipment         10.9%
Real Estate            13.8%        Services             13.1%        Goods & Services   10.0%   Retail               10.5%
Banks & Thrifts         7.8%      Food & Beverage         8.7%     Food & Beverage        9.0%   Food & Beverage       8.2%
Telecommunications      7.2%      Other Consumer                   Household                     Other Consumer
Medical Products        5.7%        Goods & Services      7.8%       Products             7.3%      Goods & Services   7.7%
                                  Banks & Thrifts         7.5%     Retail                 5.8%   Other Financial       7.2%
----------------------------------------------------------------------------------------------------------------------------





                                               THE OAKMARK FAMILY OF FUNDS     3

THE OAKMARK FUND
    REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS
    ----------------------------------------------------------------------------

[PHOTO] [PHOTO]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (6/30/00) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

[CHART]
[EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC]

                      THE OAKMARK
                      FUND             S&P 500
                      ------------     -------
      8/91            $10,000          $10,000
     10/91            $12,100          $10,202
      1/92            $13,910          $10,707
      4/92            $14,660          $10,947
      7/92            $15,910          $11,279
     10/92            $17,110          $11,217
      1/93            $19,913          $11,836
      4/93            $20,136          $11,957
      7/93            $22,052          $12,260
     10/93            $24,504          $12,896
      1/94            $25,648          $13,357
      4/94            $24,855          $12,590
      7/94            $25,321          $12,890
     10/94            $26,653          $13,384
      1/95            $26,480          $13,433
      4/95            $28,846          $14,781
      7/95            $30,883          $16,248
     10/95            $32,397          $16,916
      1/96            $36,091          $18,608
      4/96            $36,823          $19,242
      7/96            $35,559          $18,934
     10/96            $38,252          $20,988
      1/97            $43,112          $23,510
      4/97            $44,197          $24,073
      7/97            $51,606          $28,797
      9/97            $52,009          $28,668
     12/97            $54,132          $29,494
      3/98            $59,517          $33,663
      6/98            $57,909          $34,775
      9/98            $49,899          $31,316
     12/98            $56,155          $37,985
      3/99            $55,888          $39,877
      6/99            $62,332          $42,688
      9/99            $53,882          $40,023
     12/99            $50,277          $45,977
      3/00            $45,767          $47,032
      6/00            $46,950          $45,783


6/30/00 NAV $25.40                                   AVERAGE ANNUAL TOTAL RETURN*
                                                          THROUGH 6/30/00
                                       TOTAL RETURN     FROM FUND INCEPTION
                                        LAST 3 MOS.           8/5/91
---------------------------------------------------------------------------------
THE OAKMARK FUND                           2.6%               19.0%
Standard & Poor's 500 Stock
   Index w/inc**                          -2.7%               18.6%
Dow Jones Industrial Average w/inc**      -4.0%               17.6%
Value Line Composite Index**              -4.8%                6.1%


*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The Dow Jones Average includes only 30 big companies. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future results.

The Oakmark Fund increased in value by 2.6% for the quarter ended June
30. While we are pleased with that level of absolute gain, it was especially rewarding to achieve it during a quarter when most of the market averages went down. We have been saying for some time that the market would return to a focus on business values and the high level of risk investors assume when stocks are purchased at substantial premiums to underlying value. We believe this process began in March and has a long way to go before stock prices and business values are brought back into alignment. We continue to believe that our stocks will benefit from this shift.

Corporate investors have been responsible for some of the renewed focus on value. During the quarter, your Fund's performance was strongly benefited from takeover activity. In April, Union Pacific Resources (UPR) announced its sale to Anadarko Petroleum. Also in April, Nabisco Holdings' management decided to hold an auction for the company. The $55 per share bid by Philip Morris was an 88% premium to Nabisco Holdings' February low. Thanks to the managements of both UPR and Nabisco for making the difficult decision that their shareholders would be best served by selling the company. We believe that our portfolio continues to be extremely well positioned to benefit from an ongoing increase in merger and acquisition activity.

WHAT'S NEW

The unusually high volatility the stock market experienced last quarter allowed us to purchase an unusually high number of new stocks. Because of increased popularity of momentum investing, fewer investors now view stock price declines as buying opportunities. The


4      THE OAKMARK FUND
result of this is that companies reporting disappointing news now drop in price much more than they used to. Most of our new holdings suffered severe price declines in response to news that we felt had little impact on long-term business values. Here's a brief explanation of each of them:

CARNIVAL CRUISE LINES
(CCL--$20)

The leader in the cruise ship industry announced that this year's earnings would only increase slightly from 1999 because newly built ships increased industry capacity at a more rapid rate than demand. The stock fell from $48 in December to $19 in June, where it was below 10 times next year's earnings estimate.

CENDANT (CD--$14)

This leader in franchise operations such as Ramada Inns, Avis Rental Cars and Century21 saw its growth cut by higher interest rates. In December, this stock traded at $27 per share following the purchase of a large interest in Cendant by Liberty Media. Last quarter, Liberty's highly regarded chairman, John Malone, joined Cendant's board and personally bought stock. Having fallen to $12 in June, Cendant was selling at about 10 times next year's earnings.

CHIRON (CHIR--$48)

This biotech leader fell from $71 in February to $35 in May after reporting disappointing results from one of its many new drug trials. At this price, Chiron sold at a large discount to its traditional pharmaceutical peers (based on enterprise value divided by pre-R&D cash flow) despite having a much higher growth rate.

ELECTRONIC DATA SYSTEMS (EDS--$41)

A leader in IT consulting and MIS outsourcing, EDS announced that second quarter sales would grow more slowly than expected. EDS stock, which traded at $72 in April, fell to $39. Based on our estimate of next year, EDS now sells at 14 times earnings, just over half the S&P 500 multiple.

GOODRICH (GR--$34)

As the stock market lost interest in cyclicals, this aerospace and chemicals company watched its stock decline from $43 a year ago to $28 in April. We applaud management's reaction of putting the chemical business up for sale and committing to use much of the proceeds to repurchase stock. Goodrich currently trades at 9 times expected earnings.

NEWELL (NWL--$26)

This manufacturer of a broad range of consumer goods sold at $48 in May of 1999. After acquiring Rubbermaid and realizing the "Newellization" process would take a few months more than expected, the stock sunk to $25 in June. Newell currently sells at 10 times our estimate of cash earnings.

SUNGARD DATA SYSTEMS
(SDS--$31)

Sungard is a highly successful e-processing company offering investor support systems as well as disaster recovery systems. Despite seeing earnings grow 20% over the last year, Sungard stock fell 25% from its $41 high in March 1999. Sungard now sells at less than 17 times our earnings estimate for next year, despite expected annual growth of 20%

XEROX
(XRX--$21)

Xerox sold at $64 last May and fell below $20 in June. Earnings growth stalled due to difficulties in emerging markets as well as dislocations caused by a realignment of the domestic sales force. At a price below 10 times next year's earnings, we feel the market is ignoring the strength of Xerox's new printing products as well as the significant profit potential from the transition from black-and-white to color copying and printing.

As we manage the portfolio, we will continue to take advantage of opportunities created by excessive volatility. These wide price swings give us the opportunity to buy positions in stocks we feel are extremely undervalued and reduce positions in stocks we believe are selling closer to their intrinsic value. It's what value investing is all about.

Thank you for your continued support.


/s/ William C. Nygren

WILLIAM C. NYGREN, CFA

Portfolio Manager
bnygren@oakmark.com



/s/ Kevin G. Grant

KEVIN G. GRANT, CFA

Portfolio Manager
kgrant@oakmark.com


July 6, 2000

                                                           THE OAKMARK FUND    5

------------------------------------------------------------------------------------------------------
THE OAKMARK FUND
------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED)
------------------------------------------------------------------------------------------------------
                                                                     Shares Held       Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.2%

FOOD & BEVERAGE--7.7%
    Nabisco Holdings Corporation, Class A                              1,522,100    $      79,910,250
    H.J. Heinz Company                                                 1,125,000           49,218,750
    Philip Morris Companies Inc.                                       1,160,700           30,831,094
                                                                                    -----------------
                                                                                          159,960,094
APPAREL--3.2%
    Nike, Inc., Class B                                                  984,000    $      39,175,500
    Jones Apparel Group, Inc. (a)                                      1,157,000           27,189,500
                                                                                    -----------------
                                                                                           66,365,000
RETAIL--6.2%
    The Kroger Company                                                 2,200,000    $      48,537,500
    Toys 'R' Us, Inc. (a)                                              3,000,000           43,687,500
    Tricon Global Restaurants, Inc. (a)                                1,350,000           38,137,500
                                                                                    -----------------
                                                                                          130,362,500
HOUSEHOLD PRODUCTS--6.0%
    Newell Rubbermaid Inc.                                             1,700,000    $      43,775,000
    Fort James Corporation                                             1,400,000           32,375,000
    Energizer Holdings, Inc. (a)                                       1,500,000           27,375,000
    The Dial Corporation                                               2,052,900           21,298,838
                                                                                    -----------------
                                                                                          124,823,838
HOUSEHOLD APPLIANCES--2.1%
    Maytag Corporation                                                 1,160,400    $      42,789,750

OFFICE EQUIPMENT--1.6%
    Xerox Corporation                                                  1,650,000    $      34,237,500

HARDWARE--4.5%
    The Black & Decker Corporation                                     1,672,200    $      65,738,363
    The Stanley Works                                                  1,224,900           29,091,375
                                                                                    -----------------
                                                                                           94,829,738
OTHER CONSUMER GOODS & SERVICES--17.4%
    Fortune Brands, Inc.                                               3,515,200    $      81,069,300
    Brunswick Corporation                                              4,127,800           68,366,687
    Mattel, Inc.                                                       4,964,400           65,468,025
    H&R Block, Inc.                                                    1,275,300           41,287,837
    Galileo International, Inc.                                        1,539,500           32,137,063
    Cendant Corporation (a)                                            2,100,000           29,400,000
    Ralston Purina Group                                               1,450,000           28,909,375
    American Greetings Corporation, Class A                              866,500           16,463,500
                                                                                    -----------------
                                                                                          363,101,787


6     THE OAKMARK FUND

------------------------------------------------------------------------------------------------------
THE OAKMARK FUND
------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED) CONT.
------------------------------------------------------------------------------------------------------
                                                                     Shares Held       Market Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.2% (CONT.)

BANKS & THRIFTS--5.7%
    Washington Mutual, Inc.                                            2,680,000    $      77,385,000
    Bank One Corporation                                               1,550,548           41,186,431
                                                                                    -----------------
                                                                                          118,571,431
INSURANCE--2.5%
    Old Republic International Corporation                             1,843,830    $      30,423,195
    MGIC Investment Corporation                                          475,000           21,612,500
                                                                                    -----------------
                                                                                           52,035,695
OTHER FINANCIAL--2.0%
    SLM Holding Corporation                                            1,100,000    $      41,181,250

INFORMATION SERVICES--7.6%
    ACNielsen Corporation (a)                                          3,053,500    $      67,177,000
    The Dun & Bradstreet Corporation                                   2,107,500           60,327,187
    Equifax Inc.                                                       1,200,000           31,500,000
                                                                                    -----------------
                                                                                          159,004,187
COMPUTER SERVICES--5.4%
    First Data Corporation                                               850,000    $      42,181,250
    Electronic Data Systems Corporation                                1,000,000           41,250,000
    SunGard Data Systems Inc. (a)                                        940,800           29,164,800
                                                                                    -----------------
                                                                                          112,596,050
TELECOMMUNICATIONS--1.9%
    Citizens Communications Company                                    2,350,000    $      40,537,500

PUBLISHING--1.8%
    Knight Ridder, Inc.                                                  692,000    $      36,805,750

PHARMACEUTICALS--1.1%
    Chiron Corporation (a)                                               495,000    $      23,512,500

MEDICAL PRODUCTS--2.1%
    Sybron International Corporation (a)                               2,173,600    $      43,064,450

AUTOMOBILES--2.0%
    DaimlerChrysler AG (b)                                               800,000    $      41,650,000

AEROSPACE & DEFENSE--2.9%
    Lockheed Martin Corporation                                        1,300,000    $      32,256,250
    The B.F. Goodrich Company                                            820,000           27,931,250
                                                                                    -----------------
                                                                                           60,187,500
MACHINERY & INDUSTRIAL PROCESSING--4.4%
    Cooper Industries, Inc.                                            1,798,400    $      58,560,400
    Eaton Corporation                                                    511,700           34,283,900
                                                                                    -----------------
                                                                                           92,844,300



                                                          THE OAKMARK FUND     7

------------------------------------------------------------------------------------------------------
THE OAKMARK FUND
------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED) CONT.
------------------------------------------------------------------------------------------------------
                                                                     Shares Held/       Market Value
                                                                      Par Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.2% (CONT.)

BUILDING MATERIALS & CONSTRUCTION--1.7%
    Masco Corporation                                                  1,933,000    $      34,914,813

CHEMICALS--0.8%
    The Geon Company                                                     956,600    $      17,697,100

UTILITIES--1.3%
    TXU Corp.                                                            900,000    $      26,550,000

RECREATION & ENTERTAINMENT--1.3%
    Carnival Corporation                                               1,425,000    $      27,787,500

    TOTAL COMMON STOCKS (COST: $1,963,247,573)                                          1,945,410,233

SHORT TERM INVESTMENTS--6.4%

U.S. GOVERNMENT BILLS--1.2%
    United States Treasury Bills, 6.10% due 11/24/2000                25,000,000    $      24,411,000
    TOTAL U.S. GOVERNMENT BILLS
      (COST: $24,381,528)                                                                  24,411,000

COMMERCIAL PAPER--3.3%
    American Express Credit Corporation, 6.75% due 7/5/2000           10,000,000    $      10,000,000
    Ford Motor Credit Corp., 6.72%-6.81%
      due 7/3/2000-7/6/2000                                           20,000,000           20,000,000
    General Electric Capital Corporation, 6.80% due 7/3/2000          40,000,000           40,000,000
                                                                                    -----------------
    TOTAL COMMERCIAL PAPER (COST: $70,000,000)                                             70,000,000

REPURCHASE AGREEMENTS--1.9%
    State Street Repurchase Agreement, 6.25% due 7/3/2000             39,164,000    $      39,164,000
    TOTAL REPURCHASE AGREEMENTS (COST: $39,164,000)                                        39,164,000

    TOTAL SHORT TERM INVESTMENTS (COST: $133,545,528)                                     133,575,000

    Total Investments (Cost $2,096,793,101)--99.6%                                  $   2,078,985,233
    Other Assets In Excess Of Other Liabilities--0.4%                                       7,342,590

    TOTAL NET ASSETS--100%                                                          $   2,086,327,823
                                                                                    =================

(a) Non-income producing security.
(b) Represents foreign domiciled corporation.



8     THE OAKMARK FUND

THE OAKMARK SELECT FUND
   REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS
   -----------------------------------------------------------------------------

[PHOTO] [PHOTO]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (6/30/00) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

[CHART]
[EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC]


              THE OAKMARK
              SELECT FUND    S&P 500
10/96           $10,000      $10,000
 1/97           $12,500      $11,202
 4/97           $12,250      $11,470
 7/97           $15,290      $13,721
 9/97           $16,340      $13,659
12/97           $17,704      $14,053
 3/98           $20,078      $16,021
 6/98           $20,462      $16,551
 9/98           $16,936      $14,904
12/98           $20,575      $18,078
 3/99           $22,766      $18,979
 6/99           $24,482      $20,317
 9/99           $22,028      $19,048
12/99           $23,557      $21,882
 3/00           $25,667      $22,384
 6/00           $24,324      $21,790

6/30/00 NAV $19.02                                  AVERAGE ANNUAL TOTAL RETURN*
                                                          THROUGH 6/30/00
                                      TOTAL RETURN      FROM FUND INCEPTION
                                       LAST 3 MOS.          11/1/96
--------------------------------------------------------------------------------
THE OAKMARK SELECT FUND                   -5.2%               27.4%
Standard & Poor's 500 Stock
   Index w/inc**                          -2.7%               23.7%
Standard & Poor's MidCap 400
   Index w/inc**                          -3.3%               22.2%
Value Line Composite Index**              -4.8%                3.7%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The S&P 400 consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future results.

Although some of our stocks were up significantly in the quarter ended June 30, The Oakmark Select Fund fell by 5% compared to 3% losses in both the S&P 500 and the S&P Midcap 400. Our gain of 3% for the calendar year-to-date is superior to most midcap value funds and better than the S&P 500.

During the quarter we suffered from declines in two big holdings, USG Corp. and Reynolds & Reynolds (REY). USG stock fell from $42 to $30 as construction spending slowed and earnings estimates fell from over $8.00 to over $7.00. We believe this earnings decline is an expected result of economic slowing and that USG's annual earnings per share will vacillate from $3 to $9 based on the economic cycle. At 10 times trough earnings and just over 3 times peak earnings, we believe USG stock is very attractive. USG management apparently agrees. They have repurchased about 2% of their outstanding shares per month this year.

We also believe REY is extremely attractive. During the quarter REY sold its business forms division and plans to use the proceeds for its rapidly growing automotive information business as well as for share repurchase. REY also announced a transaction with GM that will further the company's lead as the dominant Information Technology provider to auto dealers. Both transactions sacrificed a small amount of near-term earnings in exchange for much more rapid earnings growth. We feel they were positive developments, albeit misunderstood by REY's shareholders. Because the immediate result of those transactions is a higher P/E on next year's earnings, shareholders reacted negatively. Our estimate of REY's value is higher than it was last quarter, and we believe the stock is now at a much greater discount to its value.

SHARE REPURCHASES

Our stock selection criteria have always included identifying companies where the value grows as time passes. That growth in value comes mostly, but not only, from sales gains. Lately, investors have become so focused on sales growth that other sources of growth seem to be


                                               THE OAKMARK SELECT FUND         9
unrewarded by the market. However, we own many companies that have moderate levels of sales growth but generate more cash from their operations than is required to support that growth. Management can return that cash to shareholders as dividends, or they can invest it in new business opportunities, acquisitions of other businesses, debt paydown, or share repurchases. Because of the tax-inefficiency of dividends, we generally prefer companies that reinvest excess cash. We prefer investment of that excess cash because it creates incremental earnings and thus sustainable earnings per share growth that is significantly higher than sales growth alone. And when their own stock sells at a large discount to business value, we love to see excess cash invested in share repurchase.

While competitive bidding for acquisitions usually forces prices to a fully-valued level, share repurchases can occur at prices far below fair value. Share repurchase also is an investment in the business management understands best as opposed to the uncertainties associated with new business opportunities or acquisitions. Lastly, we take share repurchases as a confirmation that management shares our belief about the undervaluation of their stock. A recent Barron's article cited a decline in corporate share repurchase announcements as an indication that the stock market has become more fully valued. We're pleased to say that our portfolio's holdings are not responsible for that decline. During the most recently reported quarter 14 of our 20 holdings repurchased shares. And six of those repurchased shares at an annual rate of more than 10% of their outstanding shares. We believe that per share growth that comes from shrinking the share count is just as valuable as growth that comes from increasing sales. We commend our managements that have embraced the concept of growing value by shrinking!

DROP THE CHALUPA!

When a financial magazine asked last quarter for a stock recommendation investors could buy and hold for a decade, our answer was a recent addition to our fund, Tricon Global Restaurants (YUM). The writer seemed to expect that, with the luxury of an extended time frame, our choice might be a high-priced, high-growth favorite. One of today's most popular rationales for paying very high P/E multiples is that future growth will compensate for the high purchase price and that as time passes, the "over-pricing" will be eliminated. A problem with that logic is that it is most frequently applied to companies in rapidly changing industries, making a long-term forecast a very fuzzy one.

So, why would we pick a company in an industry that often shows how fickle our taste buds can be? Tricon owns and operates three fast food chains: KFC, Pizza Hut and Taco Bell. As you forecast out a decade, what trend seems more likely to continue than America's, and increasingly the world's, growing appetite for fast food? And as more of our meals are eaten on the run, the demand for food other than hamburgers grows even more rapidly than does the fast food industry. In the non-hamburger category, Tricon owns the three leading chains serving chicken, pizza and Mexican. Those leadership positions have been unchallenged for years and are, in our opinion, quite likely to remain intact. Outside the United States, KFC, Pizza Hut and Taco Bell are all growing extremely rapidly.

Why does a company with such strong fundamentals become a value stock? Tricon was spun-off from Pepsi in 1997 with earnings from operations of $1.59 per share, and the stock traded in a range of $28 to $36. During 1998, operating EPS grew to $1.79, and Tricon secured exclusive rights for STAR WARS promotions. The stock hit a high that year of $51. Last March, after a highly successful launch of Pizza Hut's "Big New Yorker Pizza" and amid growing anticipation of STAR WARS, Tricon stock peaked at $74 per share.

Since then Tricon has had some issues: STAR WARS was a disappointment; KFC's new and successful chicken sandwich cannibalized sales of higher-profit on-the-bone-chicken; after very strong sales from the New Yorker introduction, Pizza Hut saw sales decline in this year's first quarter; and AmeriServe, the highly-leveraged supplier from which Tricon buys its food, declared bankruptcy. Despite these issues, Tricon's strong international sales and better expense control allowed 1999 operating EPS to grow to $2.58, and its earnings are expected to exceed $3.00 this year. Tricon stock, at $29, down over 60% from its high, now trades at a P/E of about 9 times, barely one-third of the multiple of the S&P 500. We expect the AmeriServe situation to be resolved soon, and we were pleased to see Wal-Mart indicate an interest in acquiring it. AmeriServe's situation should not meaningfully impact Tricon's earnings.

Over the next few years, sales and earnings at Tricon should grow at about 10% per year. As cash flow is used to reduce both debt and outstanding shares, we believe the annual EPS growth rate will be in the teens. Although the 30 times earnings at which Tricon traded in early 1999 seems like an overly optimistic target, we believe the P/E multiple should increase substantially from 9. The market's over-reaction, combined with Tricon's strong growth outlook, makes Tricon a great long term holding and a great addition to our portfolio.

Thank you for your support.


/s/ William C. Nygren
WILLIAM C. NYGREN, CFA
Portfolio Manager
bnygren@oakmark.com

/s/ Henry R. Berghoef
HENRY R. BERGHOEF, CFA
Portfolio Manager
berghoef@oakmark.com

July 6, 2000


10        THE OAKMARK SELECT FUND

------------------------------------------------------------------------------------------------------------
THE OAKMARK SELECT FUND
------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED)
------------------------------------------------------------------------------------------------------------


                                                                         Shares Held            Market Value
------------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.0%

FOOD & BEVERAGE--0.2%
    Citizens Communications Company                                          192,000         $     3,312,000

APPAREL--4.0%
    Liz Claiborne, Inc.                                                    1,748,600         $    61,638,150

RETAIL--13.4%
    Toys `R' Us, Inc. (a)                                                   9,048,500         $   131,768,781
    Tricon Global Restaurants, Inc. (a)                                    2,615,400              73,885,050
                                                                                             ---------------
                                                                                                 205,653,831
HOUSEHOLD PRODUCTS--4.8%
    Energizer Holdings, Inc. (a)                                           4,041,400         $    73,755,550

OTHER CONSUMER GOODS & SERVICES--4.2%
    Ralston Purina Group                                                   2,130,200         $    42,470,863
    H&R Block, Inc.                                                          685,000              22,176,875
                                                                                             ---------------
                                                                                                  64,647,738
BANKS & THRIFTS--14.6%
    Washington Mutual, Inc.                                                7,579,800         $   218,866,725
    People's Bank of Bridgeport, Connecticut                                 274,400               5,042,100
                                                                                             ---------------
                                                                                                 223,908,825
INSURANCE--4.0%
    PartnerRe Ltd. (b)                                                     1,737,300         $    61,565,569

OTHER FINANCIAL--1.4%
    MBIA, Inc.                                                               440,800         $    21,241,050

INFORMATION SERVICES--11.0%
    The Dun & Bradstreet Corporation                                       3,143,600         $    89,985,550
    Ceridian Corporation                                                   3,284,500              79,033,281
                                                                                             ---------------
                                                                                                 169,018,831
COMPUTER SERVICES--8.9%
    Electronic Data Systems Corporation                                    1,750,000         $    72,187,500
    First Data Corporation                                                 1,277,200              63,381,050
                                                                                             ---------------
                                                                                                 135,568,550
COMPUTER SOFTWARE--7.5%
    The Reynolds and Reynolds Company, Class A                             6,279,700         $   114,604,525

PHARMACEUTICALS--2.1%
    Chiron Corporation (a)                                                   668,900         $    31,772,750


                                                THE OAKMARK SELECT FUND       11

------------------------------------------------------------------------------------------------------------
THE OAKMARK SELECT FUND
------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED) CONT.
------------------------------------------------------------------------------------------------------------


                                                                         Shares Held/
                                                                          Par Value          Market Value
------------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.0% (CONT.)

MACHINERY & INDUSTRIAL PROCESSING--4.6%
    Thermo Electron Corporation (a)                                        3,369,000         $    70,959,563


BUILDING MATERIALS & CONSTRUCTION--7.2%
    USG Corporation                                                        3,634,900         $   110,410,087


DIVERSIFIED CONGLOMERATES--4.1%
    U.S. Industries, Inc.                                                  5,141,600         $    62,341,900

    TOTAL COMMON STOCKS (COST: $1,441,253,970)                                                 1,410,398,919

SHORT TERM INVESTMENTS--8.0%

U.S. GOVERNMENT BILLS--1.3%
    United States Treasury Bills, 6.10% due 11/24/200                     20,000,000         $    19,528,800
    TOTAL U.S. GOVERNMENT BILLS
      (COST: $19,505,222)                                                                         19,528,800
COMMERCIAL PAPER--4.2%
    American Express Credit Corporation, 6.75%
      due 7/6/2000                                                        10,000,000         $    10,000,000
    Ford Motor Credit Corp., 6.54%-6.72%
      due 7/3/2000-7/5/2000                                               20,000,000              20,000,000
    General Electric Capital Corporation, 6.80% due 7/3/2000              35,000,000              35,000,000
                                                                                             ---------------
    TOTAL COMMERCIAL PAPER (COST: $65,000,000)                                                    65,000,000

REPURCHASE AGREEMENTS--2.5%
    State Street Repurchase Agreement, 6.25% due 7/3/2000                 38,779,000         $    38,779,000
    TOTAL REPURCHASE AGREEMENTS (COST: $38,779,000)                                               38,779,000

    TOTAL SHORT TERM INVESTMENTS (COST: $123,284,222)                                            123,307,800

    Total Investments (Cost $1,564,538,192)--100.0%                                          $ 1,533,706,719
    Other Liabilities In Excess Of Other Assets--(0.0)%                                             (725,844)

    TOTAL NET ASSETS--100%                                                                   $ 1,532,980,875
                                                                                             ===============

(a) Non-income producing security.
(b) Represents foreign domiciled corporation.


12       THE OAKMARK SELECT FUND

THE OAKMARK SMALL CAP FUND

REPORT FROM JAMES P. BENSON AND CLYDE S. MCGREGOR, PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO] [PHOTO]



THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/00) AS COMPARED TO THE RUSSELL 2000 INDEX

[CHART]
[EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC]

                   THE OAKMARK
                  SMALL CAP FUND     RUSSELL 2000
     10/95            $10,000          $10,000
      1/96            $10,180          $10,684
      4/96            $12,180          $11,841
      7/96            $11,830          $10,772
     10/96            $13,190          $11,661
      1/97            $15,180          $12,708
      4/97            $15,170          $11,848
      7/97            $18,730          $14,369
      9/97            $20,340          $15,774
     12/97            $20,290          $15,245
      3/98            $21,732          $16,779
      6/98            $20,467          $15,997
      9/98            $14,976          $12,774
     12/98            $17,620          $14,857
      3/99            $16,069          $14,051
      6/99            $18,205          $16,237
      9/99            $16,558          $15,210
     12/99            $16,224          $18,015
      3/00            $15,974          $19,292
      6/00            $15,926          $18,562

                                                     AVERAGE ANNUAL TOTAL RETURN*
6/30/00 NAV $13.35                                        THROUGH 6/30/00
                                      TOTAL RETURN      FROM FUND INCEPTION
                                       LAST 3 MOS.           11/1/95
---------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND                -0.3%               10.5%
Lipper Small Cap Fund Index**              1.3%               10.8%
Russell 2000 w/inc**                      -3.8%               14.2%
S&P Small Cap 600 w/inc.**                 1.0%               14.9%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Lipper Small Cap Fund Index is comprised of 30 Small Cap Funds. The Russell 2000 Index measures the performance of smaller companies, and represents approximately 10% of the total value of publicly traded companies in the U.S. The S&P 600 Index measures the performance of selected U.S. stocks with small market capitalization. Past performance is no guarantee of future results.

The second calendar quarter of 2000 was a more typical period for stocks as investors began to question the business models of many of the new technology companies that came into existence over the past two years. The dependence by these firms on untested business plans, often inexperienced managements and an overly zealous pursuit of revenue growth despite negative cash generation created an environment that was likely to lead to disappointing investment results for these companies. Our focus on more established enterprises with positive cash flow characteristics aided our investment returns in the second quarter. For the quarter, your Fund was down 0.30% versus the Russell 2000 Index which fell by 3.78%. While pleased by the 3.48% outperformance of the Russell 2000, we continue to work to position your Fund to improve our absolute returns. For much of the balance of this report, we would like to detail for you some of the changes that have been underway at your Fund that we expect will have a positive impact on future results.

TACTICAL CHANGES

Over the past two quarters we have intensified our focus on stocks that offer improved liquidity and stocks that suggest near-term catalysts that might help reveal the underlying value of the company in which we are investing. Improving the liquidity of the portfolio should reduce our trading costs which should translate into better investment performance over the long-term. While liquidity in an individual stock can change over time (which makes precise estimates of portfolio liquidity difficult), we would estimate that we have completed the majority of the moves we needed to significantly improve



                                                THE OAKMARK SMALL CAP FUND    13

--------------------------------------------------------------------------------

the portfolio's liquidity. Two examples of low liquidity stocks that we sold are Northwest Savings and Northwest Pipe, where we sold the entire positions. We also trimmed many other stock positions to bring our position size down to a level that is more tradable should we need to sell the position. While we improved the portfolio's liquidity, we did not change the basic focus of this Fund and that is to own positions in attractive value-oriented small cap equities.

Our focus on companies with near-term catalysts is our response to "investment clutter." In today's world there are thousands of domestic small cap companies all trying to capture the attention of investors, but only a subset of this universe will accomplish this goal. We are no longer in a world where we can buy sound small cap companies trading at inexpensive prices and then wait for other investors to discover the company and bid the shares higher. Rather, we believe that we are in an impatient market that will quickly reward those firms that exhibit positive catalysts such as great new products, accretive share repurchases, aggressive cost controls and above expectations earnings growth. We want to be positioned in undervalued equities that exhibit some or all of these traits.

PORTFOLIO OVERVIEW

As we begin the third quarter, the Fund's portfolio consists of forty stocks that are trading on a weighted average basis at 9.1 times estimated year 2001 earnings. Despite the low P/E ratio, we have not sacrificed growth as the expected earnings per share growth from 2000 to 2001 for this portfolio is approximately 25%. These two figures translate into a PEG (price/earnings ratio to expected growth rate) of 0.36 in a market where a ratio of under 1 is considered reasonably good by most investors.

We would like to highlight two stocks your fund owns: ITT Educational Services
(ESI) and Micron Electronics (MUEI). Both of these stocks have interesting new developments that we expect to positively impact their share prices over the next few quarters. First, ESI is experiencing robust enrollment growth in their computer and internet-related educational courses. This growth is being somewhat mitigated by lower demand for some of ESI's older educational offerings, but we expect the strong growth in ESI's computer-related courses to begin to overwhelm the softness in the older offerings over the next year. This should result in an upturn in ESI's revenue and profit growth. With this stock trading at a significantly lower multiple to earnings than its peers, we expect ESI to do quite well over the next several quarters.

MUEI is an efficient manufacturer of personal computers (slightly more efficient than Dell!) with a memory chip remanufacturing operation and a rapidly growing web hosting business. MUEI's biggest problem in recent periods was lack of demand due to a weak brand position. However, we believe they may have solved the issue of demand generation for their PC business by teaming up with Best Buy and other retailers. MUEI will provide the retailers' customers with made-to-order PC's that are ordered in the store and shipped from MUEI's manufacturing plant a day or two later directly to the customer. This looks like a win-win situation as MUEI realizes increased volume for its manufacturing facilities while the retailers reduce their inventory costs by stocking fewer PC's in their stores. Several additional retailers have signed on with MUEI following a promising start at Best Buy. If this model works well, the upside in MUEI's revenue growth and profitability should be substantial.

PORTFOLIO MANAGER CHANGE

At the end of June, Steve Reid stepped down as portfolio manager of the Fund following an extended leave of absence. We thank him for his valuable contributions and we wish him all the best. Clyde McGregor has joined me to provide the portfolio management team for your Fund. Clyde has successfully managed The Oakmark Equity and Income Fund since its inception in 1995 (a role that he will continue to perform) and he has over two decades of professional investment experience. We look forward to a successful collaboration.

Once again we would like to thank our shareholders for your support of The Oakmark Small Cap Fund.



/s/ James P. Benson

JAMES P. BENSON, CFA

Portfolio Manager
jbenson@oakmark.com



/s/ Clyde S. McGregor

CLYDE S. MCGREGOR, CFA

Portfolio Manager
mcgregor@oakmark.com


July 3, 2000


14     THE OAKMARK SMALL CAP FUND

------------------------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND
------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED)
------------------------------------------------------------------------------------------------

                                                               Shares Held         Market Value
------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5%

FOOD & BEVERAGE--7.0%
    Ralcorp Holdings, Inc. (a)                                    465,000       $      5,696,250
    Del Monte Foods Company (a)                                   800,000              5,450,000
    International Multifoods Corporation                          150,000              2,596,875
    M & F Worldwide Corp. (a)                                     300,000              1,687,500
                                                                                ----------------
                                                                                      15,430,625
RETAIL--5.9%
    Ugly Duckling Corporation (a)                               1,750,000       $     12,359,375
    The Great Atlantic & Pacific Tea Company, Inc.                 39,900                663,338
                                                                                ----------------
                                                                                      13,022,713
HARDWARE--0.9%
    Jore Corporation (a)                                          376,000       $      2,044,500

OTHER CONSUMER GOODS & SERVICES--5.6%
    Department 56, Inc. (a)                                       800,000       $      8,800,000
    Barry (R.G.) Corporation (a)                                  885,000              3,429,375
                                                                                ----------------
                                                                                      12,229,375
BANKS & THRIFTS--8.6%
    People's Bank of Bridgeport, Connecticut                      400,000       $      7,350,000
    BankAtlantic Bancorp, Inc., Class A                         1,082,500              4,059,375
    PennFed Financial Services, Inc.                              250,000              3,531,250
    Golden State Bancorp Inc. (a)                                 150,000              2,700,000
    Finger Lakes Financial Corp.                                  175,500              1,250,437
                                                                                ----------------
                                                                                      18,891,062
INSURANCE--7.8%
    The PMI Group, Inc.                                           190,000       $      9,025,000
    The MONY Group Inc. (a)                                       240,000              8,115,000
                                                                                ----------------
                                                                                      17,140,000
EDUCATIONAL SERVICES--6.0%
    ITT Educational Services, Inc. (a)                            750,000       $     13,171,875


INFORMATION SERVICES--4.6%
    National Data Corporation                                     435,000       $     10,005,000


DATA STORAGE--0.0%
    StorageNetworks, Inc. (a)                                         700       $         63,175


COMPUTER SOFTWARE--4.3%
    Mentor Graphics Corporation                                   300,000       $      5,962,500
    MSC.Software Corp.                                            200,000              1,862,500
    Symantec Corporation (a)                                       30,000              1,618,125
                                                                                ----------------
                                                                                       9,443,125



                                               THE OAKMARK SMALL CAP FUND    15

------------------------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND
------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED) CONT.
------------------------------------------------------------------------------------------------

                                                               Shares Held         Market Value
------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5% (CONT.)
COMPUTER SYSTEMS--4.7%
    Micron Electronics, Inc. (a)                                  825,000       $     10,312,500

SECURITY SYSTEMS--1.7%
    Checkpoint Systems, Inc. (a)                                  500,000       $      3,750,000

PHARMACEUTICALS---3.3%
    Dura Pharmaceuticals, Inc. (a)                                500,000       $      7,187,500

MEDICAL CENTERS--1.1%
    Veterinary Centers of America, Inc. (a)                       180,000       $      2,475,000

MEDICAL RESEARCH--0.8%
    Covance Inc. (a)                                              200,000       $      1,762,500

MEDICAL PRODUCTS--2.2%
    Hanger Orthopedic Group, Inc. (a)                           1,000,000       $      4,937,500


AUTOMOTIVE--2.1%
    Standard Motor Products, Inc.                                 280,000       $      2,380,000
    Stoneridge, Inc. (a)                                          245,000              2,143,750
                                                                                ----------------
                                                                                       4,523,750
AUTOMOBILE RENTALS--1.3%
    Dollar Thrifty Automotive Group, Inc. (a)                     151,500       $      2,793,281


TRANSPORTATION SERVICES--3.0%
    Teekay Shipping Corporation (b)                               200,000       $      6,575,000


MACHINERY & INDUSTRIAL PROCESSING--5.9%
    Columbus McKinnon Corporation                                 495,000       $      6,868,125
    Sames Corporation                                             235,000              3,701,250
    MagneTek, Inc. (a)                                            300,000              2,400,000
                                                                                ----------------
                                                                                      12,969,375
CHEMICALS--3.5%
    Ferro Corporation                                             210,000       $      4,410,000
    H.B. Fuller Company                                            70,000              3,189,375
                                                                                ----------------
                                                                                       7,599,375
REAL ESTATE--11.7%
    Catellus Development Corporation (a)                          907,800       $     13,617,000
    Prime Hospitality Corp. (a)                                   800,000              7,550,000
    Trammell Crow Company (a)                                     427,700              4,597,775
                                                                                ----------------
                                                                                      25,764,775


16     THE OAKMARK SMALL CAP FUND

------------------------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND
------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED) CONT.
------------------------------------------------------------------------------------------------

                                                               Shares Held/
                                                                Par Value          Market Value
------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5% (CONT.)

DIVERSIFIED CONGLOMERATES--1.5%
    U.S. Industries, Inc.                                         275,000       $      3,334,375

    TOTAL COMMON STOCKS (COST: $241,680,521)                                         205,426,381

CALL OPTIONS WRITTEN--(0.1%)

EQUITY OPTIONS--(0.1%)

COMPUTER SOFTWARE--(0.1%)
    Symantec Corporation, July 75 Calls                           (30,000)      $        (11,250)
    Mentor Graphics Corporation, July 17.50 Calls                 (40,000)              (117,500)
                                                                                ----------------
                                                                                        (128,750)
COMPUTER SYSTEMS--0.0%
    Micron Electronics, Inc., July 15 Calls                       (27,500)      $         (1,718)

    TOTAL CALL OPTIONS WRITTEN (COST: $(237,698))                                       (130,468)

SHORT TERM INVESTMENTS--6.0%

COMMERCIAL PAPER--3.2%
    General Electric Capital Corporation, 6.80%
      due 7/3/2000                                              7,000,000       $      7,000,000

    TOTAL COMMERCIAL PAPER (COST: $7,000,000)                                          7,000,000

REPURCHASE AGREEMENTS--2.8%
    State Street Repurchase Agreement, 6.25% due 7/3/2000       6,187,000       $      6,187,000

    TOTAL REPURCHASE AGREEMENTS (COST: $6,187,000)                                     6,187,000

    TOTAL SHORT TERM INVESTMENTS (COST: $13,187,000)                                  13,187,000

    Total Investments (Cost $254,629,823)--99.4%                                $    218,482,913
    Other Assets In Excess Of Other Liabilities--0.6%                                  1,307,002

    TOTAL NET ASSETS--100%                                                      $    219,789,915
                                                                                ================

(a) Non-income producing security.
(b) Represents foreign domiciled corporation.




                                             THE OAKMARK SMALL CAP FUND       17

THE OAKMARK EQUITY AND INCOME FUND

REPORT FROM CLYDE S. MCGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO][PHOTO]

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/00) AS COMPARED TO THE LIPPER BALANCED FUND INDEX

[CHART]
[EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC]


              THE OAKMARK       LIPPER
                EQUITY &       BALANCED
              INCOME FUND     FUND INDEX
10/95            $10,000       $10,000
 1/96            $10,290       $10,662
 4/96            $10,630       $10,778
 7/96            $10,660       $10,665
10/96            $11,290       $11,449
 1/97            $12,255       $12,197
 4/97            $12,429       $12,244
 7/97            $14,289       $13,909
 9/97            $14,810       $14,005
12/97            $14,941       $14,243
 3/98            $16,233       $15,370
 6/98            $16,320       $15,599
 9/98            $15,191       $14,701
12/98            $16,792       $16,392
 3/99            $16,792       $16,655
 6/99            $18,457       $17,402
 9/99            $17,518       $16,682
12/99            $18,119       $17,863
 3/00            $18,924       $18,396
 6/00            $18,886       $18,174


                                                    AVERAGE ANNUAL TOTAL RETURN*
6/30/00 NAV $15.01                                         THROUGH 6/30/00
                                      TOTAL RETURN       FROM FUND INCEPTION
                                       LAST 3 MOS.             11/1/95
--------------------------------------------------------------------------------
THE OAKMARK EQUITY & INCOME FUND          -0.2%                 14.6%
Lipper Balanced Fund Index**              -1.2%                 13.7%
Lehman Govt./Corp. Bond**                  1.5%                  5.8%
S&P 500 w/inc.**                          -2.7%                 23.8%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Lipper Balanced Fund Index Composite is comprised of 30 balanced funds. The Lehman Govt./Corp. Bond Index includes the Lehman Government and Lehman Corporate indices. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. Past performance is no guarantee of future results.

QUARTER REVIEW

The price of the Oakmark Equity and Income Fund was virtually unchanged in the quarter ended June 30, which contrasts with a small loss of -1.2% for the Lipper Balanced Fund Index, our primary standard of comparison. Two equity holdings suffered drastic markdowns late in the quarter, turning an otherwise promising period into one with a dull outcome. We are most pleased with the Fund's fixed income holdings as they provided positive rates of return despite continued upward pressure on interest rates.

TIME PERIODS

But for a particularly bad day on June 30th, we had a pretty good quarter. While this may smack of an apology (like the insurance company that, but for the hurricane that destroyed property it was insuring, would have had a banner underwriting year), it is more by way of leading into a discussion of time periods. What is so magical about the end of a month, end of a quarter, end of a year? Just as corporations (or families) do not wind up their businesses and liquidate at the end of a calendar year (hence the phrase going concern), it should be remembered that investment results should be looked at in the context of the long-term, rather than just interim snapshots. Certainly those snapshots serve as progress reports. However, since the dates on which the snapshots are taken increasingly are subject to market forces other than fundamentals (whether it be the derivative positions of arbitrageurs or major financial institutions), measuring over a rolling long-term period is critical when assessing the true performance of value investors.


18     THE OAKMARK EQUITY AND INCOME FUND

--------------------------------------------------------------------------------

One of our more successful investments of 2000 has been the St. Joe Company, the largest private landholder in Florida. Originally a creation of a branch of the DuPont family, St. Joe over time grew to be a collection of a variety of assets, including majority ownership of the Florida East Coast Railway. New management was brought in several years ago in an effort to unlock the inherent value in the company's assets and pristine balance sheet. That management has moved aggressively to exit non-core, capital intensive businesses and focus on the development of St. Joe's land portfolio. To that end, upon receiving IRS approval, St. Joe will spin out tax-free to its shareholders its ownership in the Florida East Coast Railway and become a pure real estate operating company. That company, with more than 1,000,000 acres, will own a substantial portion of the remaining part of coastal Florida that is left open to development, with a cost basis of approximately $100 per acre. Management expects that it will have few capital needs going forward, and will effectively be in long-term liquidation as it undertakes a major shrinkage of its equity base with its free cash flow. Florida East Coast Railway will operate as an independent company and have the opportunity to optimize not just its transportation assets but also its own real estate and telecommunications business. In both instances, we will have the opportunity to participate with smart, shareholder-oriented managements in an area where the demographics for their businesses are favorable for the foreseeable future.

SELL DISCIPLINE

Over our many years as investors, the stock market has changed its characteristics in several respects. Perhaps most noticeable has been the amplification of volatility in the prices of individual stocks in response to news. This particular trend seems to be a natural outcome of the fact that the institutionally-managed share of invested assets continues to grow, and an ever larger number of institutions employ investing styles that are news-dependent.

As mentioned in the quarter review section above, our results would have been more pleasant but for two stock blowups late in June. Both Electronic Data Systems (EDS) and Sybron International issued releases to warn investors that their earnings would not meet expectations. The combined effect on the Fund of the price declines in these two issues was more than 1.3%. When situations such as this arise, clients often inquire as to our sell discipline.

Our sell discipline is a logical outcome of our investing process. To buy a security, we must find it to be selling at a significant discount to its intrinsic value, project a satisfactory growth rate for that intrinsic value, and evaluate the management team to be one which treats company shareholders as partners. Obviously, the sell discipline is based on an investment failing to satisfy one or more of these conditions.

We establish buy and sell targets for each company that we approve for purchase based on our understanding of the intrinsic value per share. Next, our analysts devise a list of "reasons to own" which help provide the conceptual framework for holding a security. Stocks are sold when they attain their sell target. In some cases, however, we sell without reaching the sell target when the reasons to own begin to erode away.

Now how does this relate to EDS and Sybron? In both cases the share price has yet to attain our sell target and the respective reasons to own have not been compromised. In fact, our respect for each management team has only increased with time. Before June, share prices for both companies had risen significantly this year, and we reduced our holdings on the way up. This reflects our perception that risk increases as a stock price closes in on its sell target. With the precipitous and, in our opinion, unwarranted declines in stock price, we have been rebuilding these positions. In both cases we are confident that the disappointment in earnings does not reflect a secular deterioration in the company's prospects. It is our firmly held belief that at some point in the future we will be able to report back to our shareholders concerning the successful conclusion of our ownership of each of these stocks.




/s/ Clyde S. McGregor
CLYDE S. MCGREGOR, CFA

Portfolio Manager
mcgregor@oakmark.com



/s/ Edward A. Studzinski
EDWARD A. STUDZINSKI, CFA

Portfolio Manager
estudzinski@oakmark.com

July 3, 2000


                                      THE OAKMARK EQUITY AND INCOME FUND      19

-------------------------------------------------------------------------------------------------
THE OAKMARK EQUITY AND INCOME FUND
-------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED)
-------------------------------------------------------------------------------------------------

                                                                    Shares Held     Market Value
-------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--56.2%

HOUSEHOLD PRODUCTS--2.9%
    Energizer Holdings, Inc. (a)                                         80,000   $     1,460,000

BANKS & THRIFTS--3.7%
    Washington Mutual, Inc.                                              64,000   $     1,848,000

OTHER FINANCIAL--3.0%
    Heller Financial, Inc.                                               74,000   $     1,517,000

INFORMATION SERVICES--3.8%
    Ceridian Corporation                                                 80,000   $     1,925,000

DATA STORAGE--0.1%
    StorageNetworks, Inc. (a)                                               600   $        54,150

COMPUTER SERVICES--3.5%
    Electronic Data Systems Corporation                                  25,000   $     1,031,250
    First Data Corporation                                               15,000           744,375
                                                                                  ---------------
                                                                                        1,775,625
COMPUTER SOFTWARE--4.2%
    The Reynolds and Reynolds Company                                   117,500   $     2,144,375

TELECOMMUNICATIONS--4.3%
    Citizens Communications Company                                     125,000   $     2,156,250

MEDICAL PRODUCTS--5.7%
    Sybron International Corporation (a)                                 89,500   $     1,773,219
    Edwards Lifesciences Corporation (a)                                 60,000         1,110,000
                                                                                  ---------------
                                                                                        2,883,219
AUTOMOTIVE--2.7%
    Lear Corporation (a)                                                 67,700   $     1,354,000


TRANSPORTATION SERVICES--1.2%
    GATX Corporation                                                     18,500   $       629,000


AGRICULTURAL EQUIPMENT--4.8%
    Alamo Group Inc.                                                    192,350   $     2,404,375

CHEMICALS--0.9%
    The Geon Company                                                     25,000   $       462,500


20     THE OAKMARK EQUITY AND INCOME FUND

-------------------------------------------------------------------------------------------------
THE OAKMARK EQUITY AND INCOME FUND
-------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED) CONT.
-------------------------------------------------------------------------------------------------

                                                                    Shares Held/
                                                                    Par Value       Market Value
-------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--56.2% (CONT.)

REAL ESTATE--13.5%
    Catellus Development Corporation (a)                                136,728   $     2,050,920
    The St. Joe Company                                                  55,000         1,650,000
    Amli Residential Properties Trust                                    67,500         1,590,469
    Legacy Hotels Real Estate Investment Trust (b)                      250,000         1,494,932
                                                                                  ---------------
                                                                                        6,786,321

    TOTAL EQUITY (COST: $24,047,908)                                                   27,399,815

CONVERTIBLE PREFERRED STOCK--1.9%

TELECOMMUNICATIONS--1.9%
    Metromedia International Group, Inc.,
      Convertible Preferred, 7.25%                                       34,000   $       952,000

    TOTAL CONVERTIBLE PREFERRED STOCK (COST: $993,260)                                    952,000

    TOTAL EQUITY AND EQUIVALENTS (COST: $25,041,168)                                   28,351,815


FIXED INCOME--38.8%

PREFERRED STOCK--5.4%

BANKS & THRIFTS--4.1%
    BBC Capital Trust I, Preferred, 9.50%                                34,000   $       597,125
    Pennfed Capital Trust, Preferred, 8.90%                              27,500           594,687
    PennFirst Capital Trust I, Preferred, 8.625%                         70,000           511,875
    Fidelity Capital Trust I, Preferred, 8.375%                          43,500           353,438
                                                                                  ---------------
                                                                                        2,057,125
TELECOMMUNICATIONS--1.0%
    MediaOne Finance Trust III, Preferred, 9.04%                         20,000   $       501,250

REAL ESTATE--0.3%
    Host Marriott Corporation, Preferred Class B, 10.00%                  6,000   $       132,000

    TOTAL PREFERRED STOCK (COST: $3,270,348)                                            2,690,375


CORPORATE BONDS--3.7%

RETAIL--1.1%
    Ugly Duckling Corporation, 12.00% due 10/15/2003,
      Subordinated Debenture                                            650,000   $       573,625


                                   THE OAKMARK EQUITY AND INCOME FUND         21

-------------------------------------------------------------------------------------------------
THE OAKMARK EQUITY AND INCOME FUND
-------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED) CONT.
-------------------------------------------------------------------------------------------------

                                                                    Par Value     Market Value
-------------------------------------------------------------------------------------------------
FIXED INCOME--38.8% (CONT.)

BUILDING MATERIALS & CONSTRUCTION--1.5%
    Juno Lighting, Inc., 11.875% due 7/1/2009,
      Senior Subordinated Note                                          750,000   $       622,500
    USG Corporation, 9.25% due 9/15/2001, Senior Notes Series B         150,000           152,625
                                                                                  ---------------
                                                                                          775,125
UTILITIES--1.1%
    Midland Funding Corporation, 11.75% due 7/23/2005                   500,000   $       532,500

    TOTAL CORPORATE BONDS (COST: $1,933,362)                                            1,881,250

GOVERNMENT AND AGENCY SECURITIES--29.7%

U.S. GOVERNMENT NOTES--25.7%
    United States Treasury Notes, 6.50% due 10/15/2006                3,000,000   $     3,031,579
    United States Treasury Notes, 6.50% due 2/28/2002                 2,000,000         2,000,000
    United States Treasury Notes, 6.00% due 8/15/2009                 2,000,000         1,983,750
    United States Treasury Notes, 5.25% due 8/15/2003                 2,000,000         1,939,376
    United States Treasury Notes, 5.25% due 5/15/2004                 2,000,000         1,929,376
    United States Treasury Notes, 9.125% due 5/15/2009                1,000,000         1,088,125
    United States Treasury Notes, 7.875% due 8/15/2001                1,000,000         1,014,688
                                                                                  ---------------
                                                                                       12,986,894
U.S. GOVERNMENT AGENCIES--4.0%
    Federal Home Loan Bank, 6.75% due 5/1/2002                        2,000,000   $     1,994,456

    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $14,950,646)                         14,981,350

    TOTAL FIXED INCOME (COST: $20,154,356)                                             19,552,975

SHORT TERM INVESTMENTS--4.4%

COMMERCIAL PAPER--3.0%
    Ford Motor Credit Corp., 6.72% due 7/3/2000                       1,500,000   $     1,500,000

    TOTAL COMMERCIAL PAPER (COST: $1,500,000)                                           1,500,000


REPURCHASE AGREEMENTS--1.4%
    State Street Repurchase Agreement, 6.25% due 7/3/2000               731,000   $       731,000

    TOTAL REPURCHASE AGREEMENTS (COST: $731,000)                                          731,000

    TOTAL SHORT TERM INVESTMENTS (COST: $2,231,000)                                     2,231,000
    Total Investments (Cost $47,426,524)--99.4%                                   $    50,135,790
    Other Assets In Excess Of Other Liabilities--0.6%                                     313,354

    TOTAL NET ASSETS--100%                                                        $    50,449,144
                                                                                  ===============

(a) Non-income producing security.
(b) Represents foreign domiciled corporation.


22     THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK GLOBAL FUND

REPORT FROM MICHAEL J. WELSH AND GREGORY L. JACKSON, PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PHOTO][PHOTO]

--------------------------------------------------------------------------------
RESULTS FROM FUND INCEPTION 8/4/99 THROUGH 6/30/00

6/30/00 NAV $10.37                                                 TOTAL RETURN*
                                                                     FROM FUND
                                                    TOTAL RETURN    INCEPTION
                                                     LAST 3 MOS.      8/4/99
--------------------------------------------------------------------------------
THE OAKMARK GLOBAL FUND                                  3.2%          3.8%
MSCI World Index w/inc.**                               -3.5%         12.6%
Lipper Global Fund Index**                              -4.2%         22.3%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The MSCI World Index includes 22 country sub-indexes. The Lipper Global Fund Index includes 30 mutual funds that invest in securities throughout the world. Past performance is no guarantee of future results.

FELLOW SHAREHOLDERS,

The Oakmark Global Fund was up 3.2% for the three-month period ending June 30, 2000. This compares to losses of 3.5% for the MSCI World Index and 4.2% for the Lipper Global Fund Index.

The markets around the globe continued their volatile trend which is becoming the normal trading pattern. Investors around the world seem to be moving their money in-and-out of stocks on a minute-by-minute basis, trying to catch the latest and greatest announcement as reported by the various financial news services such as CNBC and CNN. As the information flow for companies has become more accessible, the academicians would argue that stock markets should become more efficient. Nothing could be further from the truth. Stock prices seem to react violently both up and down to earnings announcements (or pre-announcements), Wall Street analyst recommendations, and the press releases that constantly flood the news wires. All of this excess stimulation causes us to sit back and reflect upon the words of great investors who have seen similar fads come and go. In the book "THE INTELLIGENT INVESTOR," Benjamin Graham devotes the entire eighth chapter to "The Investor and Market Fluctuations." In that chapter, Benjamin Graham uses an analogy of Mr. Market, which we think is worth sharing.

"MR. MARKET"

"Imagine that in some private business you own a small share that cost you $1,000. One of your partners, named Mr. Market, is very obliging indeed. Everyday he tells you what he thinks your interest is worth and furthermore offers to either buy you out or to sell you an additional interest on that basis. Sometimes his idea of value appears plausible and justified by business developments and prospects as you know them. Often, on the other hand, Mr. Market lets his enthusiasm or his fears run away


                                              THE OAKMARK GLOBAL FUND         23
with him, and the value he proposes seems to you a little short of silly.

If you are a prudent investor or a sensible businessman, will you let Mr. Market's daily communication determine your view of the value of a $1,000 interest in the enterprise? Only in the case you agree with him, or in case you want to trade with him. You may be happy to sell out to him when he quotes you a ridiculously high price, and equally happy to buy from him when his price is low. But the rest of the time you will be wiser to form your own ideas of the value of your holdings, based upon full reports from the company about its operations and financial position.

The true investor is in that very position when he owns a listed common stock. He can take advantage of the daily market price or leave it alone, as dictated by his own judgement and inclination. .... Basically, price fluctuations have only one significant meaning for the true investor. They provide him with an opportunity to buy wisely when prices fall sharply and to sell wisely when they advance a great deal. At other times he will do better if he forgets about the stock market and pays attention to his dividend returns and to the operating results of his companies."

As the managers of the Fund, we spend our time focusing upon the operating fundamentals of our companies--for in the end these fundamentals will drive the performance of the fund. However, we pay close attention to the volatile price movements in the market and try to take advantage of Mr. Market when prices seem attractive to us. Therefore, during the quarter we added 5 new names to the portfolio at what we believe are very attractive prices. Below is a brief description of each of the new companies:

FIRST PACIFIC:

First Pacific is an Asian holding company. The company has a long history of creating and adding value to their holdings. Currently, First Pacific is trading at a substantial discount to its easily calculated and quantifiable net asset value (NAV). First Pacific's stock price hit a high of $7.18 (Hong Kong Dollar) in July of 1999 and hit a recent low of $2.18 (Hong Kong Dollar) in May of 2000. We began buying First Pacific in May and believe the company offers a tremendous risk/reward ratio given the large discount between the stock price and the calculated NAV.

H&R BLOCK:

H&R Block is the largest tax preparation service in the United States. During 1999 and early 2000, the management of H&R Block made a series of acquisitions including Olde Brokerage, a mortgage operation, and many financial planning companies. The idea was to expand the H&R Block brand name into other financial services. The stock market had a negative reaction to these various acquisitions and took the stock from a high price of $59.50 in August of 1999 to a recent low price of $27 in June of 2000. While H&R Block's diversification moves may not have been the ideal use of the company's resources, we believe the market has grossly overreacted. The company is currently trading for 10x our 2000 earnings per share estimate, which we consider far too low for such a high quality company.

SYBRON INTERNATIONAL:

Sybron Int'l is one of the largest dental supply and laboratory companies in the United States. On June 27, 2000, Sybron announced they would miss the consensus earnings estimate for the second half of 2000 by $.10 or 7%. The stock market proceeded to take the shares of Sybron down by 43% on the news. We took advantage of this large stock price decline to add this high quality name to the portfolio.

TOYS 'R' US:

See Bill Nygren's excellent review of the merits of owning Toys `R' Us in the Semi-Annual Report dated March 31, 2000.

VALASSIS COMMUNICATIONS:

Valassis is one of two companies that print and distribute the weekly Free Standing Insert (FSIs) coupon booklets that we receive in weekly U.S. newspapers. Valassis's stock price hit a high of $46.50 in September 1999 and then proceeded to decline to below $30 per share due to concerns about higher paper costs and slowing revenue growth. This price decline afforded us the opportunity to add Valassis to the portfolio. Valassis has hedged their paper costs and revenues are again accelerating, which we believe will propel the stock price higher.

These new additions to the portfolio demonstrate our continued focus on buying and holding the most attractive companies at the best prices. We welcome the recent volatility in the stock markets around the world, since it affords us the opportunity to buy good businesses at very attractive prices. As managers of the Fund, we continue to be excited about the portfolio and its future prospects.

Thank you for your continued confidence and support.



/s/ Michael J. Welsh
MICHAEL J. WELSH, CFA, CPA

Portfolio Manager
102521.2142@compuserve.com



/s/ Greg Jackson
GREG JACKSON

Portfolio Manager
gjackson@oakmark.com

June 30, 2000


24     THE OAKMARK GLOBAL FUND

--------------------------------------------------------------------------------
THE OAKMARK GLOBAL FUND
--------------------------------------------------------------------------------

GLOBAL DIVERSIFICATION--JUNE 30, 2000
--------------------------------------------------------------------------------

[CHART]

United States         49.30%
Europe                36.30%
Pacific Rim           10.50%
Latin America          4.00%
Other                  0.10%



                          % OF FUND                              % OF FUND
                          NET ASSETS                             NET ASSETS
------------------------------------   -------------------------------------

/ /  UNITED STATES         46.4%       / /  LATIN AMERICA             4.0%
                                            Panama                      2.7%
/ /  EUROPE                36.3%            Brazil                      1.3%
       Great Britain         19.6%
      *France                 4.3%     / /  OTHER                     0.1%
      *Germany                4.2%          Bermuda                     0.1%
      *Italy                  3.9%
      *Finland                2.7%
       Denmark                1.6%

/ /  PACIFIC RIM           10.5%
     Korea                    4.4%
     New Zealand              4.3%
     Hong Kong                1.8%


* Euro currency countries comprise 15.1% of the Fund.



                                              THE OAKMARK GLOBAL FUND         25

-----------------------------------------------------------------------------------------------------
THE OAKMARK GLOBAL FUND
-----------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED)
-----------------------------------------------------------------------------------------------------

                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.8%

FOOD & BEVERAGE--8.7%
    Hite Brewery Company         Brewer
      (Korea)                                                             27,000   $        1,186,520
    Diageo plc                   Beverages, Wines, & Spirits
      (Great Britain)              Manufacturer                          130,000            1,168,416
                                                                                   ------------------
                                                                                            2,354,936
APPAREL--3.9%
    Fila Holding S.p.A.          Athletic Footwear & Apparel
      (Italy), (b)                                                        99,000   $        1,045,687

RETAIL--14.4%
    Somerfield plc               Food Retailer
      (Great Britain)                                                  1,497,000   $        1,347,740
    House Of Fraser Plc          Department Store
      (Great Britain)                                                  1,671,300            1,201,201
    Toys `R' Us, Inc.            Toy Retailer
      (United States), (a)                                                50,000              728,125
    Ugly Duckling                Automobile Retailer & Financier
      Corporation
      (United States), (a)                                                50,000              353,125
    Tricon Global Restaurants,   Restaurant Owner & Franchisor
      Inc. (United States), (a)                                            9,000              254,250
                                                                                   ------------------
                                                                                            3,884,441
HOUSEHOLD PRODUCTS--1.5%
    The Dial Corporation         Cleaning Products Manufacturer
      (United States)                                                     38,000   $          394,250

OTHER CONSUMER GOODS & SERVICES--7.8%
    Department 56, Inc.          Collectibles & Giftware Products
      (United States), (a)                                                70,000   $          770,000
    Royal Doulton plc            Tableware & Giftware
      (Great Britain)                                                    668,700              748,739
    H&R Block, Inc.              Financial Services Provider
      (United States)                                                     18,000              582,750
                                                                                   ------------------
                                                                                            2,101,489
BANKS & THRIFTS--7.5%
    Washington Mutual, Inc.      Thrift
      (United States)                                                     30,000   $          866,250
    Banco Latinoamericano        Latin American Trade Bank
      de Exportaciones, S.A.,
      Class E (Panama), (b)                                               26,300              728,181
    Den Danske Bank Group        Commercial Banking
      (Denmark)                                                            3,700              445,005
                                                                                   ------------------
                                                                                            2,039,436


26    THE OAKMARK GLOBAL FUND

-----------------------------------------------------------------------------------------------------
THE OAKMARK GLOBAL FUND
-----------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED) CONT.
-----------------------------------------------------------------------------------------------------

                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.8% (CONT.)

EDUCATIONAL SERVICES--5.2%
    ITT Educational Services,    Postsecondary Degree Programs
      Inc.
      (United States), (a)                                                80,000   $        1,405,000

INFORMATION SERVICES--13.1%
    Ceridian Corporation         Data Management Services
      (United States)                                                     60,000   $        1,443,750
    NOVA Corporation             Transaction Processing Services
      (United States)                                                     40,000            1,117,500
    Equifax Inc.                 Consumer Credit Information
      (United States)                                                     37,000              971,250
                                                                                   ------------------
                                                                                            3,532,500

DATA STORAGE--0.2%
    StorageNetworks, Inc.        Data Storage
      (United States), (a)                                                   600   $           54,150

COMPUTER SOFTWARE--4.9%
    The Reynolds and             Information Management Systems
      Reynolds Company
      (United States)                                                     73,000   $        1,332,250

PRINTING--2.4%
    Valassis Communications,     Product Promotions Printer
      Inc. (United States), (a)                                           17,000   $          648,125

TELECOMMUNICATIONS--1.4%
    Telemig Celular              Telecommunications
      Participacoes S.A.
      (Brazil), (a)                                                   11,345,000   $          358,082
    Exfo Electro-Optical         Fiber Optic Test Equipment
      Engineering Inc.
      (Canada), (a)                                                          700               30,713
                                                                                   ------------------
                                                                                              388,795
MEDICAL PRODUCTS--4.4%
    Sybron International         Dental Supplies & Equipment
      Corporation
      (United States), (a)                                                35,000   $          693,437
    Hanger Orthopedic Group,     Orthotics & Prosthetics
      Inc. (United States), (a)    Manufacturer                          100,000              493,750
                                                                                   ------------------
                                                                                            1,187,187
MACHINERY & METAL PROCESSING--2.7%
    Metso Oyj (Finland), (a)     Paper & Pulp Machinery                   59,600   $          716,942


                                                THE OAKMARK GLOBAL FUND      27

-----------------------------------------------------------------------------------------------------
THE OAKMARK GLOBAL FUND
-----------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED) CONT.
-----------------------------------------------------------------------------------------------------

                                                                     Shares Held/
                                 Description                         Par Value           Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.8% (CONT.)

MINING & BUILDING MATERIALS--4.3%
    Fletcher Challenge           Building Materials Manufacturer
      Building (New Zealand)                                           1,107,186   $        1,173,801

OTHER INDUSTRIAL GOODS & SERVICES--7.4%
    Tomkins plc (Great Britain)  Diversified Engineering                 258,932   $          840,389
    GFI Industries SA (France)   Industrial Fastener Manufacturer         26,600              599,069
    Chargeurs SA (France)        Wool, Textile Production & Trading        9,900              567,092
                                                                                   ------------------
                                                                                            2,006,550
PRODUCTION EQUIPMENT--4.2%
    Krones AG (Germany)          Production Machinery Manufacturer        38,700   $        1,126,881

DIVERSIFIED CONGLOMERATES--1.8%
    First Pacific Company Ltd.   Diversified Operations
      (Hong Kong)                                                      1,393,000   $          473,536

    TOTAL COMMON STOCKS (COST: $25,406,057)                                                25,865,956
FIXED INCOME--1.5%

RETAIL--1.5%
    Ugly Duckling Corporation,
      11.00% due 4/15/2007                                               605,000   $          423,500

    TOTAL FIXED INCOME (COST: $436,404)                                                       423,500

SHORT TERM INVESTMENTS--1.1%

REPURCHASE AGREEMENTS--1.1%
    State Street Repurchase Agreement, 6.25% due 7/3/2000                296,000   $          296,000

    TOTAL REPURCHASE AGREEMENTS (COST: $296,000)                                              296,000

    TOTAL SHORT TERM INVESTMENTS (COST: $296,000)                                             296,000

    Total Investments (Cost $26,138,461)--98.4%                                    $       26,585,456
    Foreign Currencies (Proceeds $13,757)--0.1%                                    $           13,909
    Other Assets In Excess Of Other Liabilities--1.5% (c)                                     408,864

    TOTAL NET ASSETS--100%                                                         $       27,008,229
                                                                                   ==================

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Includes portfolio and transaction hedges.


28    THE OAKMARK GLOBAL FUND

THE OAKMARK INTERNATIONAL FUND

  REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
  -----------------------------------------------------------------------------

[PHOTO]    [PHOTO]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK
INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO
PRESENT (6/30/00) COMPARED TO THE MSCI WORLD EX U.S. INDEX

                         [GRAPH]
[EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC]

                       THE OAKMARK          MSCI WORLD
                       INTERNATIONAL FUND   EX U.S. INDEX
        9/92                 $10,000          $10,000
       10/92                  $9,800           $9,505
        1/93                 $10,833           $9,621
        4/93                 $12,105          $11,764
        7/93                 $12,608          $12,233
       10/93                 $14,454          $12,981
        1/94                 $16,488          $13,786
        4/94                 $15,382          $13,664
        7/94                 $15,195          $13,899
       10/94                 $15,122          $14,265
        1/95                 $13,698          $13,124
        4/95                 $14,399          $14,437
        7/95                 $15,507          $14,911
       10/95                 $14,659          $14,248
        1/96                 $16,248          $15,312
        4/96                 $18,162          $16,144
        7/96                 $17,635          $15,471
       10/96                 $18,310          $15,843
        1/97                 $19,909          $15,761
        4/97                 $21,149          $16,114
        7/97                 $22,960          $18,426
        9/97                 $23,283          $18,027
       12/97                 $20,097          $16,637
        3/98                 $22,994          $19,083
        6/98                 $20,253          $19,233
        9/98                 $16,322          $16,404
       12/98                 $18,688          $19,759
        3/99                 $21,258          $20,070
        6/99                 $25,728          $20,650
        9/99                 $23,896          $21,535
       12/99                 $26,065          $25,277
        3/00                 $26,012          $25,416
        6/00                 $27,856          $24,530

6/30/00 NAV $15.71
                                                   AVERAGE ANNUAL TOTAL RETURN*
                                                          THROUGH 6/30/00
                                      TOTAL RETURN      FROM FUND INCEPTION
                                       LAST 3 MOS.           9/30/92
-------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND             7.1%               14.1%
MSCI World ex U.S. Index w/inc.**         -3.5%               12.3%
MSCI EAFE Index w/inc.**                  -4.0%               12.0%
Lipper International Fund Index**         -4.7%               13.9%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The MSCI World ex U.S. Index includes 21 country sub-indexes. The MSCI EAFE Index refers to Europe, Asia and the Far East and includes 20 country sub-indexes. The Lipper International Fund Index includes 30 mutual funds that invest in securities whose primary markets are outside the United States. Past performance is no guarantee of future results.


FELLOW SHAREHOLDERS,

For the second quarter of 2000, your Fund has achieved a return of 7.1%. This compares favorably to the declines of the MSCI World ex-US Index which was down 3.5%, and the Lipper International Fund Index, which was down 4.7%.

We are also happy to report that in the first six months of the year the Fund has returned nearly 7% despite negative returns of -4% for the MSCI EAFE Index and the Lipper International Fund Index over the same period.

The past quarter, like the two that preceded it, was marked by great volatility in global share prices. Many overseas funds that continue to have substantial technology and telecom weightings have begun to suffer after reaping the benefits of the one-way upward ride in share prices since August, 1999. Another rough quarter like the one just ended and it is even conceivable that U.S. investors may begin to question whether it is such a good idea for their international exposure to have a near 100% correlation to the performance of the U.S. NASDAQ market.

WEIGHTINGS

Portfolio weightings in The Oakmark International Fund have always been a function of stock selection. If we overweight or underweight a particular country, industry, or market capitalization size, it is a reflection of the attractive opportunities (or lack thereof) we can find among the diverse number of investment opportunities afforded by the markets.

For example, in the early years of the Fund we had the majority of our assets in large capitalization European companies. The consensus negative short-term macroeconomic


                                         THE OAKMARK INTERNATIONAL FUND      29
outlook as well as the uncertainty of corporate restructuring gains resulted in very cheap share prices, and we were happy to take advantage of the opportunity. Over the past few years, we have found it increasingly difficult to find many good values in large-cap companies because they have traded at significant premiums to their mid-cap and small-cap peers. Our portfolio weighting dwindled substantially in this area.

Fortunately, over the past few quarters, the volatility in share prices, always the friend of long-term investors, has caused this to change a bit. Money has continued to migrate to stocks in a very narrow segment of the market, the so-called "T-M-T" area of Technology, Media and Telecommunications. For example, the absolute dollar amount of European IPOs in the first half of this year was up 70% from the comparable period last year, and exceeded the amount in the United States. Of the 117 billion Euros that were raised, a good chunk represented T-M-T offerings. The money that supported these IPOs and helped propel the huge leaps in T-M-T share prices came FROM somewhere. As funds drained out of the other industry sectors, prices of some high quality big caps started to become attractive. We are once again taking advantage of the opportunity the market is currently presenting.

Among the big cap names we have added in the Oakmark International Fund over the past two quarters are: Diageo, Reckitt Benckiser, and Glaxo/Smithkline Beecham in the United Kingdom; BNP-Paribas, Aventis, and Michelin in France; Swiss Reinsurance in Switzerland; and, outside of Europe, Canadian Pacific in Canada, and National Australia Bank Down Under. Their commonality? All trade at significant discounts to our calculation of intrinsic value.

These are all companies that we've wanted to own, but only on our terms--at an attractive price. We owned four of these companies in the past, three under different corporate structures: Diageo (Guinness), Reckitt (Reckitt & Colman), BNP (Paribas), and National Australia Bank.

LOOKING FORWARD

We are very optimistic about the portfolio going forward. We have a group of very high quality, cash generative businesses, trading at attractive values.

We appreciate your continued support.


/s/ David G. Herro

DAVID G. HERRO

Portfolio Manager
dherro@cs.com


/s/ Michael J. Welsh

MICHAEL J. WELSH, CFA, CPA

Portfolio Manager
102521.2142@compuserve.com

July 3, 2000


30   THE OAKMARK INTERNATIONAL FUND

--------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFICATION--JUNE 30, 2000
--------------------------------------------------------------------------------

[CHART]

Europe                 62.3%
Pacific Rim            17.1%
Latin America          11.0%
Other                   3.5%



                          % OF FUND                              % OF FUND
                          NET ASSETS                             NET ASSETS
------------------------------------   -------------------------------------

/ /  EUROPE                62.3%       / /  PACIFIC RIM           17.1%
       Great Britain         26.4%          Korea                    5.5%
      *France                 9.3%          Singapore                3.2%
      *Finland                6.1%          Australia                3.1%
       Denmark                5.7%          Japan                    3.0%
      *Netherlands            4.1%          Hong Kong                2.3%
      *Italy                  3.7%
       Sweden                 2.7%     / /  OTHER                  3.5%
       Switzerland            2.3%          Canada                 3.5%
      *Ireland                1.2%
      *Germany                0.5%
      *Austria                0.3%

/ /  LATIN AMERICA         11.0%
      Brazil                  4.2%
      Panama                  3.9%
      Argentina               2.9%

* Euro currency countries comprise 25.2% of the Fund.


                                            THE OAKMARK INTERNATIONAL FUND   31

-----------------------------------------------------------------------------------------------------

THE OAKMARK INTERNATIONAL FUND
-----------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED)
-----------------------------------------------------------------------------------------------------

                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.9%

FOOD & BEVERAGE--9.0%
    Diageo plc                   Beverages, Wines, &
      (Great Britain)              Spirits Manufacturer                4,472,000         $ 40,193,495
    Quilmes Industrial           Brewer
      SA (Argentina), (b)                                              2,121,000           23,596,125
    Lotte Chilsung
      Beverage Company           Soft Drinks, Juices, & Sport
      (Korea)                      Drinks Manufacturer                    73,000            5,538,710
    Lotte Confectionery          Confection Manufacturer
      Company (Korea)                                                     37,270            4,311,858
                                                                                         ------------
                                                                                           73,640,188
APPAREL--3.5%
    Fila Holding S.p.A.          Athletic Footwear & Apparel
      (Italy), (b)                                                     2,677,800         $ 28,284,262


RETAIL--5.8%
    Somerfield plc
      (Great Britain)            Food Retailer                        41,894,995         $ 37,717,825
    Giordano International       Pacific Rim Clothing
      Limited (Hong Kong)          Retailer & Manufacturer             6,293,000            9,559,580
                                                                                         ------------
                                                                                           47,277,405
HOUSEHOLD PRODUCTS--7.3%
    Hunter Douglas N.V.          Window Coverings Manufacturer
      (Netherlands)                                                    1,230,285         $ 33,298,584
    Reckitt Benckiser plc        Household Cleaners & Air Fresheners
      (Great Britain)                                                  2,355,000           26,457,872
                                                                                         ------------
                                                                                           59,756,456
OTHER CONSUMER GOODS & SERVICES--3.0%
    Citizen Watch Co. (Japan)    Watch and Component
                                   Manufacturer                        2,245,000           21,666,086
    Shimano Inc. (Japan)         Bicycle Parts Manufacturer              120,000            2,883,936
                                                                                         ------------
                                                                                           24,550,022


32   THE OAKMARK INTERNATIONAL FUND

-----------------------------------------------------------------------------------------------------

THE OAKMARK INTERNATIONAL FUND
-----------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED) CONT.
-----------------------------------------------------------------------------------------------------

                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.9% (CONT.)

BANKS & THRIFTS--19.2%
    Banco Latinoamericano        Latin American Trade Bank
      de Exportaciones, S.A.,
      Class E (Panama), (b)                                            1,157,800         $ 32,056,587
    Den Danske Bank              Commercial Banking
      Group (Denmark)                                                    201,500           24,234,554
    Nordic Baltic Holding        Commercial Banking
      (NBH) AB
      (Denmark), (a)                                                   3,126,728           22,803,267
    Uniao de Bancos              Commercial Banking
      Brasileiros S.A.
      (Brazil), (c)                                                      757,200           21,769,500
    Canadian Imperial            Commercial Banking
      Bank of Commerce
      (Canada)                                                           547,300           15,032,260
    Banque Nationale de          Commercial Banking
      Paris (France)                                                     108,500           10,441,368
    Bank of Ireland (Ireland)    Commercial Banking                    1,549,100            9,765,351
    Svenska Handelsbanken        Commercial Banking
      AB (Sweden)                                                        502,500            7,292,517
    Kookmin Bank (Korea)         Commercial Banking                      430,000            5,476,110
    National Australia Bank      Commercial Banking
      Limited (Australia)                                                295,000            4,921,898
    United Overseas Bank         Commercial Banking
      Ltd., Foreign Shares
      (Singapore)                                                        583,968            3,820,983
                                                                                         ------------
                                                                                          157,614,395
INSURANCE--2.3%
    Swiss Re (Switzerland)       Reinsurance Provider                      9,300         $ 18,955,741

HOTELS & MOTELS--2.7%
    Mandarin Oriental            Hotel Management
      International Limited
      (Singapore)                                                     33,134,400         $ 22,034,376


                                            THE OAKMARK INTERNATIONAL FUND   33

-----------------------------------------------------------------------------------------------------

THE OAKMARK INTERNATIONAL FUND
-----------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED) CONT.
-----------------------------------------------------------------------------------------------------

                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.9% (CONT.)

TELECOMMUNICATIONS--3.1%
    SK Telecom Co.,              Telecommunications
      Ltd. (Korea)                                                        39,620         $ 12,969,485
    Telemig Celular              Telecommunications
      Participacoes S.A.
      (Brazil), (a)                                                2,297,800,000            7,389,653
    Tele Centro Sul              Telecommunications
      Participacoes S.A.
      (Brazil), (a)                                                  469,200,000            4,760,943
    Telesp Participacoes         Telecommunications
      S.A. (Brazil)                                                   48,500,000              529,775
    Tele Sudeste Celular         Telecommunications
      Participacoes S.A.
      (Brazil)                                                        35,700,000              109,073
                                                                                         ------------
                                                                                           25,758,929

PHARMACEUTICALS--3.0%
    Glaxo Wellcome plc           Pharmaceuticals
      (Great Britain)                                                    455,000         $ 13,239,092
    Aventis S.A. (France)        Pharmaceuticals                         152,000           11,094,001
                                                                                         ------------
                                                                                           24,333,093
AUTOMOTIVE--4.0%
    Autoliv, Inc (Sweden)        Automotive Safety Systems
                                   Manufacturer                          619,500         $ 15,171,428
    Compagnie Generale           Tire Manufacturer
      des Establissements
      Michelin (France)                                                  446,000           14,311,017
    Dongah Tire Industry         Tire Manufacturer
      Company (Korea)                                                    166,290            3,280,985
                                                                                         ------------
                                                                                           32,763,430
AUTOMOBILES--0.2%
    Fiat S.p.A. (Italy)          Automobile Manufacturer                  72,000         $  1,868,311


AEROSPACE--2.6%
    Rolls-Royce plc              Aviation & Marine Power
      (Great Britain)                                                  5,988,702         $ 21,271,878


AIRPORT MAINTENANCE--0.3%
    Flughafen Wien               Airport Management & Operations
      AG (Austria)                                                        70,290         $  2,502,379


34   THE OAKMARK INTERNATIONAL FUND

-----------------------------------------------------------------------------------------------------

THE OAKMARK INTERNATIONAL FUND
-----------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED) CONT.
-----------------------------------------------------------------------------------------------------

                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.9% (CONT.)

COMPONENTS--3.7%
    IMI plc (Great Britain)      Components Manufacturer               4,370,000         $ 18,348,981
    Morgan Crucible              Crucible & Components
      Company plc                  Manufacturer
      (Great Britain)                                                  3,683,424           12,122,118
                                                                                         ------------
                                                                                           30,471,099
CHEMICALS--2.5%
    Nufarm Limited               Agricultural & Industrial
      (Australia)                  Chemical Producer                  10,381,415         $ 20,177,967


OIL & NATURAL GAS--1.8%
    ISIS (France)                Oil Services                            208,250         $ 14,811,819


MACHINERY & METAL PROCESSING--3.8%
    Metso Oyj (Finland), (a)     Paper and Pulp Machinery              2,572,987         $ 30,951,040


MINING & BUILDING MATERIALS--1.7%
    Kumkang Korea Chemical Co.,
      Ltd. (Korea)               Building Materials                      396,660         $ 13,784,960


OTHER INDUSTRIAL GOODS & SERVICES--10.0%
    Tomkins plc                  Diversified Engineering
      (Great Britain)                                                 10,386,685         $ 33,711,012
    Chargeurs SA (France)        Wool, Textile Production
                                   & Trading                             444,243           25,447,139
    Kone Corporation,            Elevators
      Class B (Finland)                                                  312,790           18,813,107
    Buderus AG (Germany)         Industrial Manufacturing                266,820            4,241,307
                                                                                         ------------
                                                                                           82,212,565
DIVERSIFIED CONGLOMERATES--4.4%
    Canadian Pacific             Diversified Operations
      Limited (Canada)                                                   517,000         $ 13,414,054
    Enodis plc                   Diversified Operations
      (Great Britain)                                                  2,645,700           12,990,409
    First Pacific Company        Diversified Operations
      Ltd. (Hong Kong)                                                27,361,868            9,301,386
                                                                                         ------------
                                                                                           35,705,849

    TOTAL COMMON STOCKS (COST: $803,045,312)                                              768,726,164


                                      THE OAKMARK INTERNATIONAL FUND        35

-----------------------------------------------------------------------------------------------------

THE OAKMARK INTERNATIONAL FUND
-----------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED) CONT.
-----------------------------------------------------------------------------------------------------

                                 Description                         Par Value           Market Value
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--5.4%

COMMERCIAL PAPER--3.6%
    Ford Motor Credit Corp., 6.54%-6.81% due
      7/3/2000-7/6/2000                                               20,000,000         $ 20,000,000
    General Electric Capital Corporation, 6.80% due 7/3/2000          10,000,000           10,000,000
                                                                                         ------------
    TOTAL COMMERCIAL PAPER (COST: $30,000,000)                                             30,000,000

REPURCHASE AGREEMENTS--1.8%
    State Street Repurchase Agreement, 6.25% due 7/3/2000             14,746,000         $ 14,746,000
    TOTAL REPURCHASE AGREEMENTS (COST: $14,746,000)                                        14,746,000

    TOTAL SHORT TERM INVESTMENTS (COST: $44,746,000)                                       44,746,000

   Total Investments (Cost $847,791,312)--99.3%                                          $ 813,472,164
   Foreign Currencies (Proceeds $584,193)--0.1%                                          $     586,720
   Other Assets In Excess Of Other Liabilities--0.6% (d)                                     4,872,630

    TOTAL NET ASSETS--100%                                                               $ 818,931,514
                                                                                         =============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Represents a Global Depository Receipt.
(d) Includes portfolio and transaction hedges.


36   THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL
SMALL CAP FUND

REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

[PHOTO]     [PHOTO]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL
SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/00) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX

[GRAPH]


                   THE OAKMARK
                   INTERNATIONAL       MSCI WORLD
                   SMALL CAP FUND      EX U.S. INDEX
     10/95             $10,000          $10,000
      1/96             $10,530          $10,747
      4/96             $11,340          $11,331
      7/96             $11,040          $10,858
     10/96             $11,410          $11,120
      1/97             $12,142          $11,062
      4/97             $12,152          $11,310
      7/97             $13,253          $12,933
      9/97             $12,672          $12,652
     12/97              $9,642          $11,677
      3/98             $11,429          $13,394
      6/98              $9,892          $13,499
      9/98              $8,211          $11,513
     12/98             $10,529          $13,868
      3/99             $13,118          $14,086
      6/99             $15,317          $14,493
      9/99             $15,439          $15,114
     12/99             $16,190          $17,741
      3/00             $15,387          $17,839
      6/00             $15,529          $17,217


6/30/00 NAV $11.99                                 AVERAGE ANNUAL TOTAL RETURN*
                                                         THROUGH 6/30/00
                                      TOTAL RETURN      FROM FUND INCEPTION
                                      LAST 3 MOS.           11/1/95
-------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL SMALL
   CAP FUND                                0.9%                9.9%
MSCI World ex U.S. Index w/inc.**         -3.5%               12.3%
Lipper International Small Cap Fund
   Average**                             -10.6%               20.7%
Micropal Equity International Small
   Cap Index**                           -11.5%               20.6%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of indexes or funds whose composition is different from the Fund. The MSCI World ex U.S. Index includes 21 country sub-indexes. The Lipper International Small Cap Fund Average includes 76 mutual funds that invest in securities whose primary markets are outside the United States. The Micropal Equity International Small Cap Index is an unweighted index comprised of all funds within the international small company fund sector. Past performance is no guarantee of future results.


FELLOW SHAREHOLDERS,

The Oakmark International Small Cap Fund achieved an acceptable performance of .9% for the second quarter of 2000. This compares positively with the MSCI World ex-US Index which was up .3% and the Lipper International Small Cap Fund Average which was down 10.6%. From inception, your Fund has returned just under 10% per year. Though this quarter's performance was not exciting, it was steady given the volatility in the global market place. More importantly, we remain extremely enthused with this fund's potential given how it is positioned and the rotation that appears to be happening out of speculative, money-losing tech stock and into companies that earn money and sell at low prices.

THE BUBBLE IS LOSING AIR

Certainly one of the biggest stories of this past calendar quarter is the weakness of the tech sector. No matter how it is analyzed, the truth is reality appears to be returning to the global equity markets. The reality we speak of is very simple: the worth of any asset is determined ultimately, over time, by the wealth that asset generates. In the case of stocks, the wealth of the underlying business is represented by free cash flow. We, as owners of business enterprises, prosper when our claim or share of ownership is enhanced by rising profits in general and free cash flow specifically. Over the last 18 months or so, depending on the specific location, tech, media and telecom stocks ("T-M-T") soared on the prospects for their sectors. In many cases, "prospects" and "profitability" were confused. Though usage of technology and telecommunications is soaring and is transforming how we live, there has been little profitability tied to this revolution.


                           THE OAKMARK INTERNATIONAL SMALL CAP FUND          37

One question that needs to be asked is: "why is there no profitability tied to this revolution?" The answer is actually quite simple and deals in part with the nature of the revolution itself. The fact is, in many cases there are very few barriers to entry for competitors. Because of the lack of barriers, enhanced by the spread of technology itself, it is almost impossible for companies in this sector to generate and grow the real wealth in the future that shareholders have discounted in the current share prices. In most cases, as soon as they make a profit (if they ever do, that is), the lack of barriers enables other competitors to eat away at any economic profitability that was finally achieved.

Advancing technology has been the most important economic force of our generation. But as investors, it is pure intellectual sloth to assume that any company that is simply involved in T-M-T is valuable. As investors, we need to understand how technological change will enhance profitability for a particular business enterprise. The other irony is that it is the "old economy" companies that seem to be the main tangible beneficiaries so far of this change.

CHINA: ITS ECONOMIC EVOLUTION WILL IMPACT THE WORLD

Since 1978, China's transformation from a command economy to one that is market-oriented has been a story of two steps forward, one step back. Today, the pace is genuinely accelerating. What is particularly notable is the leadership of China's firm embrace of the private sector over the public sector that has been exemplified in deeds as well as words. Jiang Zemin, China's President, recently made it clear to an Asian audience that China's future prosperity lies in its private sector. He even went as far as to tie long-term prosperity and the development of a modern economy to a robust stock market. Add to this the monetary liberalization that has been slowly occurring, as well as trade liberalization through the new WTO agreement, and it means huge investment opportunity in time.

China has always been an entrepreneurial place. We have interviewed countless Chinese owners/managers of businesses that fled China in the years after 1949 only to become highly successful entrepreneurs. Today, many manage huge businesses that literally were started with just the pennies they had in their pockets. The Chinese culture stresses a strong work ethic and they have an established commercial mentality. It does seem that these qualities are now becoming officially endorsed on the mainland after a 40-year slumber.

Though Oakmark International Small Cap has no direct investments in China yet, we have excellent exposure via companies listed in Hong Kong and the surrounding area. We feel this fund is extremely well-positioned to take advantage of this monumental change. We have an approx. 35% weighting in Asian companies, which are priced low but face high growth. HUNG HING PRINTING, for example, is a Hong Kong-based company that derives almost all of its sales from China. Hung Hing is the leading printing company in the region with blue-chip clients such as Mattel and Hasbro. With sales growing at over 15% annually, it has net cash and trades at under 7 times earnings.

SECOND QUARTER MOVERS

HITE BREWING, a South Korean beer company we previously wrote about, gave the fund over 2 percentage points of return. The company continues to perform: profitability ratios and sales growth continue to beat all expectations. As a result, our sell target keeps increasing as well...a great situation for long-term shareholders such as ourselves. On the negative side, ROYAL DOULTON, the UK-based gift and tableware maker cost the Fund over 1%. Oddly, the company's performance has done nothing but improve and its new casual line of tablewear has had very good success. Though the stock has been weak due to market disinterest, we would look for it to be a major future contributor to returns given its fundamental successes.

In closing, we remain extremely enthused with this Fund's potential. The current market has given us a rare opportunity to buy quality companies in developed markets at very low prices. In addition, restructuring in Europe has meant more management focus on profitability. Economic growth in Europe and recovery in the Pacific Rim and Latin America has provided a great investment climate for our companies. Thanks again for your continued support.

/s/ David G. Herro

DAVID G. HERRO, CFA

Portfolio Manager
dherro@cs.com


/s/ Michael J. Welsh

MICHAEL J. WELSH, CFA, CPA

Portfolio Manager
102521.2142@compuserve.com


July 6, 2000


38    THE OAKMARK INTERNATIONAL SMALL CAP FUND

-------------------------------------------------------------------------------

THE OAKMARK INTERNATIONAL SMALL CAP FUND
-------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFICATION--JUNE 30, 2000
-------------------------------------------------------------------------------

[CHART]

Europe                 45.5%
Pacific Rim            43.6%
Latin America           2.7%
Other                   3.6%


                          % OF FUND                              % OF FUND
                          NET ASSETS                             NET ASSETS
------------------------------------   -------------------------------------
/ /  EUROPE                45.5%       / /  PACIFIC RIM         43.6%
       Great Britain       17.5%            New Zealand          9.6%
      *France              13.7%            Korea                9.5%
      *Germany              6.6%            Hong Kong            9.5%
      *Italy                3.2%            Japan                5.2%
      *Portugal             2.2%            Singapore            4.3%
      *Finland              1.2%            Thailand             3.2%
       Sweden               1.1%            Philippines          2.3%

/ /  LATIN AMERICA          2.7%       / /  OTHER                3.6%
      Brazil                1.5%            Canada               1.8%
      Mexico                1.2%            Bermuda              1.8%

* Euro currency countries comprise 26.9% of the Fund.


                               THE OAKMARK INTERNATIONAL SMALL CAP FUND   39

-----------------------------------------------------------------------------------------------------

THE OAKMARK INTERNATIONAL SMALL CAP FUND
-----------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED) CONT.
-----------------------------------------------------------------------------------------------------

                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.4%

FOOD & BEVERAGE--8.2%
    Hite Brewery Company         Brewer
      (Korea)                                                            108,631        $   4,773,811
    Alaska Milk Corporation      Milk Producer
      (Philippines), (a)                                              43,432,000            2,309,679
    Grupo Continental, S.A.      Soft Drink Manufacturer
      (Mexico), (a)                                                    1,205,000            1,223,847
                                                                                        -------------
                                                                                            8,307,337
APPAREL--1.5%
    Kingmaker Footwear           Athletic Footwear Manufacturer
      Holdings Limited
      (Hong Kong)                                                      8,840,000        $   1,519,543

RETAIL--10.5%
    House Of Fraser Plc          Department Store
      (Great Britain)                                                  5,885,000        $   4,229,681
    Carpetright plc              Carpet Retailer
      (Great Britain)                                                    374,000            2,891,745
    Denny's Japan Co., Ltd.      Restaurant Chain
      (Japan)                                                            110,000            2,228,924
    Jusco Stores (Hong Kong)     Department Stores
      Co., Limited (Hong
      Kong)                                                            6,888,000              759,885
    York-Benimaru Co., Ltd.      Supermarket Chain
      (Japan)                                                             21,000              593,752
                                                                                        -------------
                                                                                           10,703,987
OTHER CONSUMER GOODS & SERVICES--7.7%
    Royal Doulton plc            Tableware & Giftware
      (Great Britain)                                                  3,858,332        $   4,320,150
    Il Shin Spinning             Fabric & Yarn Manufacturer
      Company (Korea)                                                     65,220            2,608,741
    Sanford Limited              Fisheries
      (New Zealand)                                                      358,334              697,592
    Designer Textiles (NZ)       Knit Fabrics
      Limited (New
      Zealand)                                                         1,960,000              220,665
                                                                                        -------------
                                                                                            7,847,148
INSURANCE--2.8%
    Hannover                     Reinsurance Provider
      Rueckversicherungs-AG
      (Germany)                                                           27,500        $   1,995,324
    IPC Holdings, Ltd.           Reinsurance Provider
      (Bermuda)                                                           58,300              816,200
                                                                                        -------------
                                                                                            2,811,524


40     THE OAKMARK INTERNATIONAL SMALL CAP FUND

-----------------------------------------------------------------------------------------------------

THE OAKMARK INTERNATIONAL SMALL CAP FUND
-----------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED) CONT.
-----------------------------------------------------------------------------------------------------

                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.4% (CONT.)

OTHER FINANCIAL--7.2%
    JCG Holdings Ltd.            Investment Holding Company
      (Hong Kong)                                                      9,514,000        $   4,759,746
    Ichiyoshi Securities Co.,    Stock Broker
      Ltd. (Japan)                                                       298,000            2,502,408
                                                                                        -------------
                                                                                            7,262,154
HOTELS & MOTELS--4.6%
    Jarvis Hotels plc            Hotel Operator
      (Great Britain)                                                  2,935,000        $   4,707,404

BROADCASTING & CABLE TV--1.8%
    Regional Cablesystems        Cable Operator
      Inc. (Canada), (a)                                                 178,000        $   1,773,987

PUBLISHING--4.3%
    Matichon Public              Newspaper Publisher
      Company Limited,
      Foreign Shares
      (Thailand)                                                       2,039,500        $   3,227,798
    VLT AB, Class B (Sweden)     Newspaper Publisher                     125,950            1,092,424
                                                                                        -------------
                                                                                            4,320,222
PRINTING--2.1%
    Hung Hing Printing           Printing Company
      Group Limited
      (Hong Kong)                                                      5,498,000        $   2,115,836

TELECOMMUNICATIONS--2.5%
  Telemig Celular                Telecommunications
     Participacoes S.A.
     (Brazil), (a)                                                   475,000,000        $   1,527,585
    SK Telecom Co., Ltd.         Telecommunications
      (Korea)                                                              2,960              968,947
    Exfo Electro-Optical         Fiber Optic Test Equipment
      Engineering Inc.
      (Canada), (a)                                                        1,800               78,975
                                                                                        -------------
                                                                                            2,575,507
PHARMACEUTICALS--0.8%
    Recordati (Italy)            Pharmaceuticals                          95,400        $     855,226

AUTOMOTIVE--0.7%
    Dongah Tire Industry         Tire Manufacturer
      Company (Korea)                                                     34,400        $     678,729


                                THE OAKMARK INTERNATIONAL SMALL CAP FUND     41

-----------------------------------------------------------------------------------------------------

THE OAKMARK INTERNATIONAL SMALL CAP FUND
-----------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED) CONT.
-----------------------------------------------------------------------------------------------------

                                 Description                         Shares Held         Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.4% (CONT.)

AUTOMOBILES--2.4%
    Ducati Motor Holding         Motorcycle Manufacturer
      S.p.A. (Italy), (a)                                                955,000        $   2,448,019

TRANSPORTATION SERVICES--4.0%
    Mainfreight Limited          Logistics Services
      (New Zealand)                                                    4,373,551        $   3,487,775
    DelGro Corporation           Bus, Taxi, & Car Leasing
      Limited (Singapore)                                                209,000              605,096
                                                                                        -------------
                                                                                            4,092,871
OIL & NATURAL GAS--4.2%
    ISIS (France)                Oil Services                             36,677        $   2,608,658
    Cairn Energy plc             Oil & Natural Gas Producer
      (Great Britain), (a)                                               640,000            1,641,411
                                                                                        -------------
                                                                                            4,250,069
MINING & BUILDING MATERIALS--7.0%
    Fletcher Challenge           Building Materials Manufacturer
      Building (New Zealand)                                           4,625,951        $   4,904,275
    Semapa-Sociedade de          Cement Manufacturer
      Investimento e Gestao,
      SGPS, SA (Portugal)                                                137,512            2,193,735
                                                                                        -------------
                                                                                            7,098,010
OTHER INDUSTRIAL GOODS & SERVICES--6.5%
    GFI Industries SA            Industrial Fastener Manufacturer
      (France)                                                           216,874        $   4,884,302
    Vaisala Oyj (Finland)        Atmospheric Observation
                                   Equipment                              61,400            1,230,991
    Yip's Hang Cheung            Paint & Solvent Manufacturer
      (Holdings) Ltd.
      (Hong Kong)                                                      7,472,000              460,081
                                                                                        -------------
                                                                                            6,575,374
PRODUCTION EQUIPMENT--10.9%
    Krones AG (Germany)          Production Machinery
                                   Manufacturer                          162,000        $   4,717,175
    NSC Groupe (France)          Textile Equipment Manufacturer           34,437            3,715,103
    De Dietrich et               Production Machinery
      Compagnie SA (France)        Manufacturer                           41,500            2,666,430
                                                                                        -------------
                                                                                           11,098,708
STEEL--0.4%
    Steel & Tube Holdings        Produces and Distributes Steel
      Limited (New Zealand)                                              704,187        $     445,951


42  THE OAKMARK INTERNATIONAL SMALL CAP FUND

-----------------------------------------------------------------------------------------------------

THE OAKMARK INTERNATIONAL SMALL CAP FUND
-----------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED) CONT.
-----------------------------------------------------------------------------------------------------

                                                                     Shares Held/
                                 Description                         Par Value           Market Value
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.4% (CONT.)

DIVERSIFIED CONGLOMERATES--5.3%
    Haw Par Corporation          Healthcare and Leisure Products
      Ltd. (Singapore)                                                 2,314,000        $   3,751,708
    Jardine Strategic Holdings   Diversified Operations
      Limited (Bermuda)                                                  340,700            1,018,693
    Tae Young Corporation        Heavy Construction
      (Korea)                                                             25,260              659,237
                                                                                        -------------
                                                                                            5,429,638

    TOTAL COMMON STOCKS (COST: $98,508,499)                                                96,917,244

SHORT TERM INVESTMENTS--3.5%

COMMERCIAL PAPER--2.0%
    General Electric Capital Corporation, 6.80%
      due 7/3/2000                                                     2,000,000        $   2,000,000

    TOTAL COMMERCIAL PAPER (COST: $2,000,000)                                               2,000,000


REPURCHASE AGREEMENTS--1.5%
    State Street Repurchase Agreement, 6.25% due 7/3/2000              1,511,000        $   1,511,000

    TOTAL REPURCHASE AGREEMENTS (COST: $1,511,000)                                          1,511,000

    TOTAL SHORT TERM INVESTMENTS (COST: $3,511,000)                                         3,511,000

    Total Investments (Cost $102,019,499)--98.9%                                        $ 100,428,244
    Foreign Currencies (Proceeds $201,079)--0.2%                                        $     201,643
    Other Assets In Excess Of Other Liabilities--0.9% (b)                                     922,510

    TOTAL NET ASSETS--100%                                                              $ 101,552,397
                                                                                        =============

(a) Non-income producing security.
(b) Includes portfolio and transaction hedges.


                               THE OAKMARK INTERNATIONAL SMALL CAP FUND      43

THE OAKMARK FAMILY OF FUNDS

TRUSTEES AND OFFICERS
----------------------------------------------------------------------------
TRUSTEES
   Michael J. Friduss
   Thomas H. Hayden
   Christine M. Maki
   Victor A. Morgenstern
   Allan J. Reich
   Marv Rotter
   Burton W. Ruder
   Peter S. Voss
   Gary Wilner, M.D.

OFFICERS
   Victor A. Morgenstern--CHAIRMAN
   Robert M. Levy--PRESIDENT
   James P. Benson--VICE PRESIDENT
   Henry R. Berghoef--VICE PRESIDENT
   Kevin G. Grant--VICE PRESIDENT
   David G. Herro--VICE PRESIDENT
   Gregory L. Jackson--VICE PRESIDENT
   Clyde S. McGregor--VICE PRESIDENT
   William C. Nygren--VICE PRESIDENT
   Edward A. Studzinski--VICE PRESIDENT
   Michael J. Welsh--VICE PRESIDENT
   Anita M. Nagler--SECRETARY
   Ann W. Regan--VICE PRESIDENT--
     SHAREHOLDER OPERATIONS AND ASSISTANT SECRETARY
   Kristi L. Rowsell--TREASURER
   John J. Kane--ASSISTANT TREASURER

OTHER INFORMATION

INVESTMENT ADVISER
   Harris Associates L.P.
   Two North LaSalle Street
   Chicago, Illinois 60602-3790

TRANSFER AGENT
   Nvest Services Company, Inc.
   Attention: The Oakmark Family of Funds
   P.O. Box 8510
   Boston, Massachusetts 02266-8510

LEGAL COUNSEL
   Bell, Boyd & Lloyd
   Chicago, Illinois

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   Chicago, Illinois

FOR MORE INFORMATION:
   Please call 1-800-OAKMARK
   (1-800-625-6275)
   or 617-578-1329

WEBSITE
   www.oakmark.com

24-HOUR NAV HOTLINE
   1-800-GROWOAK (1-800-476-9625)

E-MAIL ADDRESS
   ServiceComments@oakmark.com




This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

                                  P.O. Box 8510
                             Boston, MA 02266-8510


                                     [LOGO]
                            OAKMARK FAMILY OF FUNDS

                                 1-800-OAKMARK
                                www.oakmark.com